As filed with the Securities and Exchange Commission on or about April 30, 2009
Registration No. 033-50390 and 811-07076

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 44	|X|

and/or

REGISTRATION STATEMENT
Under the Investment Company Act of 1940
Amendment No. 45	|X|

WILSHIRE MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: (310) 451-3051

(Name and Address of Agent for Service)	Copy to:

Lawrence E. Davanzo c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Cathy G. O’Kelly Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)
|_|	immediately upon filing pursuant to paragraph (b); or
|X|	on May 1, 2009 pursuant to paragraph (b); or
|_|	60 days after filing pursuant to paragraph (a)(1); or
|_|	on (date) pursuant to paragraph (a)(1); or
|_|	75 days after filing pursuant to paragraph (a)(2); or
|_|	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
¨ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about each Portfolio’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s investment performance during the last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about each Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105
or by calling toll free 1-888-200-6796

You can also review and copy information about each Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

    •    For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

    •    Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-7076)

WIL-PS-004-0100

Prospectus	WILSHIRE	May 1, 2009
MUTUAL FUNDS, INC.

Investment and Institutional Class Shares
of
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 Indexsm Fund
(formerly Dow Jones Wilshire 5000 Indexsm Portfolio)
Wilshire Large Cap Core 130/30 Fund
http://www.wilshirefunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

• Large Company Growth Portfolio • Large Company Value Portfolio • Small Company Growth Portfolio • Small Company Value Portfolio (collectively, the “Style Portfolios”)
Investment Objective: to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 Indexsm (the “Index”). These Portfolios are not index funds.

• Wilshire 5000 Indexsm Fund (formerly the Dow Jones Wilshire 5000 Indexsm Portfolio) (the “Index Fund”)	Investment Objective: to replicate as closely as possible the performance of the Index before the deduction of Fund expenses.

• Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund” and, together with the Style Portfolios and Index Fund, the “Portfolios”)	Investment Objective: seeks capital appreciation.

A Portfolio’s investment objective may not be changed without approval of a Portfolio’s shareholders in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Each Portfolio is not guaranteed to meet its investment objective.

On the following pages you will find important information about each Portfolio and each Portfolio’s Institutional and Investment classes of shares, including:

•
the investment adviser of each Portfolio, Wilshire Associates Incorporated (“Wilshire”), which allocates portions of each Portfolio’s assets among one or more sub-advisers (each a “Sub-Adviser”) with complementary management styles and securities selection disciplines, and monitors the investment performance of each Portfolio;

•	the main investment strategies used by Wilshire and each Portfolio’s Sub-Advisers, in seeking to achieve each Portfolio’s investment objective;

•	the main risks of an investment in each Portfolio;

•	the past investment performance of each Portfolio measured on both a year-by-year and long-term basis, when available; and

•	the fees and expenses that you will pay as a shareholder of each Portfolio.

Shares of a Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Portfolio.

3

INVESTMENT AND RISK SUMMARY

Main Investment Strategies

Large Company Growth Portfolio

•	Focuses on the large company growth segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with the largest market capitalizations — greater than approximately $890 million as of the date of this prospectus.

•	Invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

Large Company Value Portfolio

•	Focuses on the large company value segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with the largest market capitalizations — greater than approximately $670 million as of the date of this prospectus.

•
Invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

Small Company Growth Portfolio

•	Focuses on the small company growth segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with smaller market capitalizations — which range between approximately $73 million and $4.2 billion as of the date of this prospectus.

•	Invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	Emphasis on companies with a long history of established growth is lower than the Large Company Growth Portfolio.

•
Invests in small-cap companies that may still further develop. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Small Company Value Portfolio

•	Focuses on the small company value segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with smaller market capitalizations — which range between approximately $57 million and $3 billion as of the date of this prospectus.

•
Invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

•
Invests in small-cap companies that may still further develop. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its respective category.

4

Wilshire 5000 Indexsm Fund

•	Invests primarily in the common stock of companies included in the Index that are representative of the Index.

•	Uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index.

•	Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Wilshire Large Cap Core 130/30 Fund

The 130/30 Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index — greater than approximately $43 million as of March 31, 2009.

The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies. Each Sub-Adviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform. Selling short allows a Sub-Adviser to sell a security it does not own in anticipation of a possible decline in the security’s market price. To complete the short sale, the 130/30 Fund buys back the same security in the market and returns it to the lender. The 130/30 Fund makes money when it buys the shorted security at a lower price. The 130/30 Fund loses money on a short sale when the price of the security goes up and the Sub-Adviser must pay more for the security to return it to the lender. The 130/30 Fund pays interest to the lender for borrowing the security. This expense is shown in the expense table (see table on page 19). Each Sub-Adviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%. Short sales allow the 130/30 Fund to earn returns on securities a Sub-Adviser believes will underperform and to maintain additional long positions while keeping the 130/30 Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the 130/30 Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the 130/30 Fund’s obligation to cover the short position. However, the 130/30 Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities. If the 130/30 Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation. In addition, the 130/30 Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations. Generally, the 130/30 Fund must return to the lender any dividends or interest earned on a security during the loan period.

The 130/30 Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments. The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

5

Who May Want to Invest in the Portfolios

A Style Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

The Index Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the stocks of small- and mid-capitalization companies as well as large capitalization companies.

The 130/30 Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth; or

•	you are looking for an investment with potential for higher risk and higher return due to the short selling strategy.

Main Investment Risks

Main Risks of Investing in the Portfolios:

Each Portfolio’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies issuing its securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Fund provides a broad representative sample of the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time the Index Fund may be a less volatile investment than the Style Portfolios or the 130/30 Fund.

Short sales involve costs and risk. If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss. The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so. As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the 130/30 Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The 130/30 Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be

6

decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the 130/30 Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the 130/30 Fund is unable to borrow the same security for delivery. In that case, the 130/30 Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the 130/30 Fund replaces a borrowed security, it is required to maintain cash in a segregated account or liquid assets to cover the 130/30 Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the 130/30 Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit the 130/30 Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the 130/30 Fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the 130/30 Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the 130/30 Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the 130/30 Fund is using a form of leverage, which creates special risks. The use of leverage may increase the 130/30 Fund’s exposure to long equity positions and make any change in the 130/30 Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This may increase the volatility of returns. There is no guarantee that the 130/30 Fund will leverage its portfolio, or if it does, that the 130/30 Fund’s leveraging strategy will be successful. The 130/30 Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

7

PERFORMANCE AND FEE INFORMATION

Large Company Growth Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 24.17% (quarter ended 12-31-99) and the lowest return for a quarter was -23.30% (quarter ended 12-31-08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	-41.88%	-3.86%	-2.63%
Return After Taxes on Distributions(1)	-42.29%	-4.56%	-3.06%
Return After Taxes on Distributions and Sale of Shares(1)	-27.23%	-3.12%	-2.16%
Institutional Class(2)
Return Before Taxes	-41.70%	-3.51%	-2.30%
Russell 1000 Growth Index(3) (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(3)
The Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with high price-to-book ratios and high forecasted growth values. It is not possible to directly invest in an unmanaged index.

8

Fees and Expenses of the Large Company Growth Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2008 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.31%
Total Annual Portfolio Operating Expenses	1.43%	1.06%

*
The information in the table is based on amounts incurred during the Portfolio’s most recent fiscal year.  It is important to understand that a decline in the Portfolio’s average net assets during the Portfolio’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio’s expense ratio for the current fiscal year to be higher than the expense information presented.

Example:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Portfolio operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$146	$452	$782	$1,713
Institutional Class	$108	$337	$585	$1,294

9

Large Company Value Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6-30-03) and the lowest return for a quarter was -22.30% (quarter ended 12-31-08).

The returns for the Portfolio’s Investment Class Shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	-41.55%	-3.49%	-0.42%
Return After Taxes on Distributions(1)	-41.99%	-5.37%	-1.89%
Return After Taxes on Distributions and Sale of Shares(1)	-27.02%	-2.68%	-0.47%
Institutional Class(2)
Return Before Taxes	-41.41%	-3.25%	-0.16%
Russell 1000 Value Index(3) (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(3)
The Russell 1000 Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to directly invest in an unmanaged index.

10

Fees and Expenses of the Large Company Value Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2008 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.49%	0.55%
Total Annual Portfolio Operating Expenses	1.49%	1.30%

*
The information in the table is based on amounts incurred during the Portfolio’s most recent fiscal year.  It is important to understand that a decline in the Portfolio’s average net assets during the Portfolio’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio’s expense ratio for the current fiscal year to be higher than the expense information presented.

Example:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Portfolio operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$152	$471	$813	$1,779
Institutional Class	$132	$412	$713	$1,568

11

Small Company Growth Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12-31-99) and the lowest return for a quarter was -26.62% (quarter ended 12-31-08).

The returns for the Portfolio’s Investment Class Shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	-39.13%	-2.33%	1.62%
Return After Taxes on Distributions(1)	-39.68%	-3.56%	0.48%
Return After Taxes on Distributions and Sale of Shares(1)	-24.78%	-1.82%	1.20%
Institutional Class(2)
Return Before Taxes	-39.17%	-2.12%	1.84%
Russell 2000 Growth Index(3) (reflects no deduction for fees, expenses and taxes)	-38.54%	-2.35%	-0.76%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(3)
The Russell 2000 Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to directly invest in an unmanaged index.

12

Fees and Expenses of the Small Company Growth Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2008 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.97%	0.93%
Total Annual Portfolio Operating Expenses**	2.07%	1.78%

*
The information in the table is based on amounts incurred during the Portfolio’s most recent fiscal year.  It is important to understand that a decline in the Portfolio’s average net assets during the Portfolio’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio’s expense ratio for the current fiscal year to be higher than the expense information presented.

**
Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Investment Class to 1.50%. Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Institutional Class to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 31, 2009 and may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Portfolio operating expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$210	$649	$1,114	$2,400
Institutional Class	$181	$560	$964	$2,095

13

Small Company Value Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6-30-03) and the lowest return for a quarter was -24.52% (quarter ended 12-31-08).

The returns for the Portfolio’s Investment Class Shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	-32.81%	0.09%	3.92%
Return After Taxes on Distributions(1)	-33.12%	-2.38%	2.36%
Return After Taxes on Distributions and Sale of Shares(1)	-21.34%	-0.31%	3.02%
Institutional Class(2)
Return Before Taxes	-32.37%	0.46%	4.24%
Russell 2000 Value Index(3) (reflects no deduction for fees, expenses and taxes)	-28.92%	0.27%	6.11%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(3)
The Russell 2000 Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted values. It is not possible to directly invest in an unmanaged index.

14

Fees and Expenses of the Small Company Value Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2008 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.84%	0.76%
Total Annual Portfolio Operating Expenses**	1.94%	1.61%

*
The information in the table is based on amounts incurred during the Portfolio’s most recent fiscal year.  It is important to understand that a decline in the Portfolio’s average net assets during the Portfolio’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio’s expense ratio for the current fiscal year to be higher than the expense information presented.

**
Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Investment Class to 1.50%. Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Institutional Class to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 31, 2009 and may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Portfolio operating expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$197	$609	$1,047	$2,264
Institutional Class	$164	$508	$876	$1,911

15

Wilshire 5000 Indexsm Fund (formerly Dow Jones Wilshire 5000 Indexsm Portfolio)

The bar chart and the performance table below provide an indication of the risks of investing in the Wilshire 5000 Indexsm Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.89% (quarter ended 6-30-03) and the lowest return for a quarter was -22.36% (quarter ended 12-31-08).

Average Annual Total Returns
(periods ended December 31, 2008)

	1 Year	5 Years	Since Inception(1)
Investment Class
Return Before Taxes	-37.11%	-2.41%	-1.72%
Return After Taxes on Distributions(2)	-37.51%	-2.79%	-2.05%
Return After Taxes on Distributions and Sale of Shares(2)	-24.13%	-2.21%	-1.61%
Institutional Class(3)
Return Before Taxes	-36.95%	-2.17%	-1.46%
Wilshire 5000 Indexsm(4) (reflects no deduction for fees, expenses and taxes)	-37.23%	-1.69%	-1.01%

(1)	Inception date (commencement of investment operations) of both the Investment Class and Institutional Class was February 1, 1999.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(4)
The Wilshire 5000 Indexsm (name changed from the Dow Jones Wilshire 5000 Indexsm effective March 31, 2009) is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. It is not possible to directly invest in an unmanaged index. Inception to date returns begin on January 31, 1999.

16

Fees and Expenses of the Wilshire 5000 Indexsm Fund

As a benefit of investing in the Index Fund, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Index Fund’s shares, based on actual 2008 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Index Fund’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.49%
Total Annual Portfolio Operating Expenses	0.78%	0.59%

*
The information in the table is based on amounts incurred during the Fund’s most recent fiscal year.  It is important to understand that a decline in the Fund’s average net assets during the Fund’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratio for the current fiscal year to be higher than the expense information presented.

Example:

This example helps you to compare the cost of investing in the Wilshire 5000 Indexsm Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$80	$249	$433	$966
Institutional Class	$60	$189	$329	$738

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Wilshire Large Cap Core 130/30 Fund

Fund Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Wilshire Large Cap Core 130/30 Fund by showing how the average annual total returns of the Portfolio’s Investment Class Shares and Institutional Class Shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 0.67% (quarter ended 06/30/08) and the lowest return for a quarter was -22.84% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2008)

	1 Year	Since Inception
Investment Class (1)(3)
Return Before Taxes	-38.31%	-34.28%
Return After Taxes on Distributions (2)	-38.36%	-34.33%
Return After Taxes on Distributions and Sale of Shares	-24.91%	-29.05%
Institutional Class (1)
Return Before Taxes	-38.09%	-34.05%
S&P 500 Index (4) (reflects no deduction for fees, expenses and taxes)	-37.00%	-35.14%

(1)	Inception date (commencement of investment operations) of both the Investment Class and Institutional Class was November 16, 2007.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

(4)
The S&P 500 Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data.  It is not possible to directly invest in an unmanaged index. Inception to date returns begin on November 30, 2007.

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Fees and Expenses of the Wilshire Large Cap Core 130/30 Fund

As a benefit of investing in the 130/30 Fund, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the 130/30 Fund’s shares.

Annual Fund Operating Expenses (expenses that are deducted from the 130/30 Fund’s assets) as a percentage of average daily net assets*:

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.51%	0.51%
Interest Expense on Borrowing	0.69%	0.69%
Remainder of Other Expenses	1.34%	1.30%
Total Other Expenses	2.54%	2.50%
Total Annual Fund Operating Expenses**	3.79%	3.50%

*
The information in the table is based on amounts incurred during the Fund’s most recent fiscal year.  It is important to understand that a decline in the Fund’s average net assets during the Fund’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratio for the current fiscal year to be higher than the expense information presented.

**
Wilshire has entered into a contractual expense limitation agreement with the Company, on behalf of the 130/30 Fund to waive a portion of its management fee to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2010. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example:

This example helps you to compare the cost of investing in the Wilshire Large Cap Core 130/30 Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$947	$1,760	$3,881
Institutional Class	$127	$865	$1,624	$3,625

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of each Portfolio’s assets among the selected Sub-Advisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given Sub-Adviser. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios, subject to approval of the Company’s Board of Directors (the “Board”), based upon a due diligence process that focuses on, but is not limited to, each Sub-Adviser’s philosophy and process, people and organization, resources and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change a Style Portfolio’s holdings as companies’ characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in a Style Portfolio at all times. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the Sub-Advisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.

Acadian Asset Management, Inc.

Acadian Asset Management, Inc. (“Acadian”) serves as a Sub-Adviser to a portion of the Large Company Value Portfolio. Acadian’s U.S. Value Equity strategy is a value-oriented approach to active stock selection in the U.S. market and uses a highly disciplined and structured approach to select the most attractive stocks from over 4,000 large-cap stocks currently contained in Acadian’s U.S. stock universe. The strategy takes active positions versus the benchmark using sophisticated quantitative techniques based on a wide range of investment factors. The process targets undervalued securities with attractive underlying business trends, based on a range of earnings-, quality- and price-related factors that are also incorporated in the process.

Los Angeles Capital Management and Equity Research

Los Angeles Capital Management and Equity Research (“LA Capital”) serves as a Sub-Adviser to a portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. In managing its portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital’s investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security’s exposure to these fundamental risk factors and the security’s current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins),

20

analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and 15 different industry risks.

LA Capital generates portfolios based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. LA Capital generally decides to sell a security based on a decline in the security’s alpha (excess return) score relative to the portfolio or the benchmark or for risk control purposes rather than as a result of achieving a predetermined price objective. LA Capital reserves the right to arbitrarily limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. However, these are highly unusual occurrences. LA Capital’s portfolios are typically fully invested, with cash holdings generally representing less than 5% of the portfolio’s value.

NWQ Investment Management Company, LLC

NWQ Investment Management Company, LLC (“NWQ”) serves as a Sub-Adviser to a portion of the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ’s stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts (“ADRs”), are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40-70 securities for its portion of the Small Company Value Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Payden & Rygel

Payden & Rygel (“Payden”) serves as a Sub-Adviser to a portion of the Large Company Growth Portfolio. Payden’s large cap growth strategy is based upon the philosophy that, over the long term, stock price appreciation follows earnings growth. The Payden portfolio managers strive to create a portfolio of companies that they expect will grow their profits faster than their peer average. The Payden portfolio managers believe that they can achieve such a portfolio through a bottom-up stock selection process, focusing on three types of companies: (1) companies with long-term track records of above-average earnings growth, (2) companies with innovative ideas and (3) companies with earnings growth that the managers believe is underestimated.

Payden also places an emphasis on risk management. The portion of the Large Company Growth Portfolio managed by Payden is well diversified and generally contains 50 to 70 stocks. Payden maintains style consistency by monitoring risk factors, portfolio characteristics and tracking error to the appropriate benchmark.

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Pzena Investment Management, LLC

Pzena Investment Management, LLC (“Pzena”) serves as a Sub-Adviser to a portion of the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the volatility of Pzena’s portion of the Large Company Value Portfolio compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Quest Investment Management, Inc.

Quest Investment Management, Inc. (“Quest”) serves as a Sub-Adviser to a portion of the Large Company Growth Portfolio. Quest’s investment decision process begins with a disciplined top-down strategy, initiating investment considerations with an analysis of credit, quantitative valuation and psychological indicators, and a qualitative evaluation of economic, political and social cycles/trends. This market cycle evaluation incorporates examination of the valuation level of the market, the direction of monetary policy and consideration of the psychology of the market. The purpose of this top-down work is to determine the overall direction of the market.

Quest’s decisions on sector and industry weightings as well as individual stock selection begin with an unbiased evaluation of sector, industry, and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible, investable universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of Quest’s portion of the Large Company Growth Portfolio and will generate an initial list of attractive stocks. An additional level of screening narrows the list of stocks to a shorter list of stocks to own taking into account subjective qualifications on the economic outlook for the individual sectors and industries. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

Ranger Investment Management, L.P.

Ranger Investment Management, L.P. (“Ranger”) serves as Sub-Adviser to a portion of the Small Company Growth Portfolio. Ranger utilizes a disciplined, consistent investment approach to both securities selection and risk management. Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, Ranger’s investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, “Long Manager” and the “Suspect List”, to monitor its portfolios and better understand risk. “Long Manager” is a real-time analytical tool utilized by Ranger’s investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. “Long Manager” also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies

22

securities that violate internal guidelines or are approaching their price targets. The “Suspect List” monitors twenty fundamental and technical characteristics and is used to identify companies that violate the firm’s sell disciplines. Ranger’s continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems Ranger’s portion of the Small Company Growth Portfolio.

Sawgrass Asset Management, L.L.C.

Sawgrass Asset Management, L.L.C. (“Sawgrass”) serves as a Sub-Adviser to a portion of the Large Company Growth Portfolio. Sawgrass’ large cap growth investment philosophy embraces the belief that it is possible to add value over time by consistently applying a structured discipline that identifies attractive companies with demonstrated earnings growth, strong earnings momentum, rising earnings estimates and securities that are reasonably valued to their long term growth expectations. Combining these elements in a sector specific modeling process, allows Sawgrass to identify companies early in their cycle of positive change, which offers above average growth potential.

Systematic Financial Management, L.P.

Systematic Financial Management, L.P. (“Systematic”) serves as a Sub-Adviser to a portion of the Large Company Value Portfolio. Systematic’s large cap value investment strategy originates with a quantitative screen of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 1000 Value Index. Companies are ranked by valuation and a positive earnings catalyst. Systematic’s screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock’s value and catalysts for appreciation.

Systematic will sell a stock (1) when price appreciation causes the company valuation to expand to fair value, (2) when other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) when analysis leads to an anticipated downward estimate revision or (4) when a negative earnings surprise is reported.

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory”) serves as a Sub-Adviser to a portion of the Large Company Growth Portfolio. Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory seeks high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The Victory investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

The Index Fund

The Index Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

LA Capital serves as the Sub-Adviser to the Index Fund. LA Capital manages the Index Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

23

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.

The 130/30 Fund

The investment philosophies of the Sub-Advisers of the 130/30 Fund are described in more detail below. No assurances exist that the 130/30 Fund will achieve its investment objective.

AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-Adviser to a portion of the 130/30 Fund. AXA Rosenberg constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. AXA Rosenberg’s valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company’s parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued relative to the market price. AXA Rosenberg’s earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year’s earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers. The predicted returns are fed into a risk model that mathematically weighs the tradeoff between the portfolio’s expected return and risk associated with common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 1000 Index, the benchmark for the 130/30 Fund.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (“TS&W”) serves as a Sub-Adviser to a portion of the 130/30 Fund. TS&W’s investment strategy uses a bottom-up process that combines quantitative and fundamental analysis with disciplined risk controls. TS&W generates a consistent source of independent ideas by using a four-factor screen to rank the targeted universe of companies. Fundamental analysis is then employed to identify the key points in the investment case. This process seeks to identify long positions with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation. The process also seeks to identify short positions with some combination of expensive valuation and negative change that could lead to a significantly lower valuation. TS&W then employs disciplined risk controls in an effort to maximize the impact of the winning positions and minimize the impact of the losing positions with the objective of generating consistent excess returns versus the benchmark.

TWIN Capital Management, Inc.

TWIN Capital Management, Inc. (“TWIN”) serves as a Sub-Adviser to a portion of the 130/30 Fund. A quantitative multi-factor stock selection model is central to TWIN’s investment process. TWIN constructs its portion of the 130/30 Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks. Simultaneously, TWIN will sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings. The TWIN investment team seeks to generate alpha (relative to the Russell 1000 Index) by investing roughly 130% in long positions and 30% in short positions. TWIN employs a systematic, bottom-up stock selection approach along with a “Fundamental Tilt” element that positions the 130/30 Fund at the margin towards the size and style segments of the market that TWIN believes will be in favor. Additionally, TWIN actively manages the active risk (tracking error) of the 130/30 Fund based on its outlook for market risk and breadth. TWIN’s portion of the 130/30 Fund’s portfolio will generally consist of between 200 and 350 stocks and TWIN

24

will control for sector, industry and market risk levels. TWIN does not time the market and seeks to remain fully invested at all times.

Securities Lending

A Portfolio may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its investment objective.

Risk Information

Investing in a Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in a Portfolio is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of a Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Style Risk. Another risk of investing in a Style Portfolio is the risk that a Style Portfolio’s style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Small Cap Risk. The small-cap companies in which both the Small Company Growth Portfolio and Small Company Value Portfolio invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Multi-Managed Fund Risk. Each of the Portfolios (except the Index Fund) is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, a Portfolio may have buy and sell transactions in the same security on the same day. In addition, at any given time, the 130/30 Fund may have long and short positions in the same security.

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Derivatives Risk. The 130/30 Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the 130/30 Fund’s investment performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the 130/30 Fund will not correlate with the underlying instruments or the 130/30 Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the 130/30 Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The 130/30 Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk. ETFs in which the 130/30 Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Real Estate Investment Trust Risk. The 130/30 Fund may invest in REITs, which carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Convertible Securities. The 130/30 Fund may invest in convertible securities, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants. The 130/30 Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”) and on the Company’s website at www.wilshirefunds.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

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MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of March 31, 2009, Wilshire managed $24 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Lawrence E. Davanzo, James Dunn, Helen Thompson, Josh Emanuel, Jeff Kriegisch, James St. Aubin, Bowen Campbell, Allen Kim, Jason Schwarz, J.J. Wilczewski, Victor Zhang and Luke O’Neil. Mr. Dunn is the Chairperson of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2008.

Portfolio	Management fee as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio	0.25%
Small Company Value Portfolio	0.25%
Wilshire 5000 Indexsm Fund	0.10%
Wilshire Large Cap Core 130/30 Fund	0.00%*

*
The Advisor waived 100 basis points of its management fee and reimbursed the Fund an additional 9 basis points in other expenses pursuant to a contractual agreement to limit expenses during the 2008 fiscal year.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain Sub-advisers for the Portfolios in certain circumstances without shareholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of average daily net assets for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets of the Index Fund and up to 1.00% of the average daily net assets for the 130/30 Fund. Wilshire has entered into a contractual expense limitation agreement with the 130/30 Fund to waive a portion of its management fee to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2010. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth Portfolio and Small Company Value Portfolio so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of the Investment Class. Since July 22, 2004, Wilshire has voluntarily agreed to limit total annual portfolio operating expenses for the Institutional Class Shares of the Small Company Growth Portfolio and Small Company Value Portfolio to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary fee waivers/reimbursements are expected to continue until December 31, 2009 and may be terminated or modified at any time, subject to approval of the Board. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Company’s annual report to shareholders dated December 31, 2008.

Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for

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performing certain administrative service functions for shareholders. These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professional) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institutions sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.

Investment Sub-Advisers

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each Sub-Adviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each sub-advisory agreement is available in the Company’s annual report to shareholders dated December 31, 2008 (for all Sub-Advisers except AXA Rosenberg, TS&W and TWIN) or semi-annual report to shareholders dated June 30, 2008 (for AXA Rosenberg, TS&W and TWIN). The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

Acadian

Wilshire has entered into a sub-advisory agreement with Acadian, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Acadian is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian manages risk-controlled, value-focused portfolios on behalf of pension funds, endowments, foundations, governments and other institutions based in the U.S. and abroad. Acadian’s investment process employs sophisticated analytical models for active stock selection as well as peer group valuation. As of December 31, 2008, Acadian managed approximately $42.5 billion in assets.

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A team of twelve investment professionals manage Acadian’s allocated portion of the Large Company Value Portfolio’s assets. The following are the five key investment professionals on Acadian’s portfolio management team. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian’s investment and quantitative management. Mr. Frashure has been with Acadian for 20 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Brian K. Wolahan, Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000.

AXA Rosenberg

Wilshire has entered into a sub-advisory agreement with AXA Rosenberg, effective November 5, 2007, to manage a portion of the 130/30 Fund, subject to the supervision of Wilshire and the Board. AXA Rosenberg is an independently operated, 75%-owned subsidiary of AXA Investment Managers; the remaining 25% is owned by the firm’s founding partners. AXA Rosenberg, located at 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of December 31, 2008, AXA Rosenberg managed approximately $70.62 billion in assets.

William E. Ricks, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg, is the portfolio manager for AXA Rosenberg’s portion of the 130/30 Fund. He has worked in investment management with AXA Rosenberg since 1989. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.

LA Capital

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Wilshire 5000 Indexsm Fund and portions of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2008, LA Capital managed approximately $4.38 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2008, NWQ managed approximately $17.3 billion in assets. Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company. Ms. Thomas provides portfolio management services to NWQ’s small and small/mid-cap portfolios on a day-to-day basis.

NWQ is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investment”) except for a minority interest owned by certain members of NWQ management. On November 13, 2007, Nuveen Investments, Inc. was acquired by investors led by Madison Dearborn Partners, LLC (“MDP”). MDP is a private equity investment firm based in Chicago, Illinois. Merrill Lynch & Co. and its affiliates (“Merrill Lynch”), as a significant member of the MDP investor group, is now an “affiliated person” (as that term is defined in the 1940 Act) of NWQ and the Small Company Value Portfolio. As a result, the Small Company Value Portfolio is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates and is subject to other limitations in transacting with Merrill Lynch. NWQ and the Small Company Value Portfolio do not believe that any such prohibition or limitations will have a materially adverse effect on the Small Company Value Portfolio’s ability to pursue their investment objectives and policies.

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Payden

Wilshire has entered into a sub-advisory agreement with Payden, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board. Payden’s investment team is comprised of James Wong, CFA and Frank Lee, CFA. Messr. Wong has managed the large cap growth strategy since its inception on January 1, 2000. Payden manages and sub-advises for a variety of fixed income, equity and balanced strategies, predominantly for institutional clients and co-mingled investment vehicles. Payden’s strategies include but are not limited to U.S. and global fixed income (low duration, core, LIBOR-based, long duration) and U.S. and global equities (large cap growth, all cap growth, global core) and alpha strategies (LIBOR plus and absolute return). Payden is located at 333 S. Grand Avenue, Los Angeles, California 90071. As of December 31, 2008, Payden managed approximately $45.3 billion in assets.

James Wong, CFA, is a principal and co-portfolio manager of both the large-cap growth and global equity strategies at Payden. He has worked with the two products since their inception. Prior to joining Payden, Mr. Wong was a trader at the Union Bank of Switzerland where he focused on mortgage-backed securities. Previously, he was in the mergers and acquisitions group at Salomon Brothers Inc. Mr. Wong holds the Chartered Financial Analyst designation and the National Association of Securities Dealers’ series 7, 3 and 63 licenses. He earned an MBA degree from The Anderson School at the University of California, Los Angeles with an emphasis in finance. Mr. Wong received a B.S. degree in Finance from The Wharton School at the University of Pennsylvania.

Frank J. Lee, CFA is a Vice President and co-portfolio manager of the large cap growth strategy. He is actively involved in all aspects of portfolio management, including stock selection, risk control, and trading. Prior to joining Payden & Rygel, Frank Lee was the head equity trader at a statistical arbitrage hedge fund. Previously, he was a NASDAQ market maker at Spear, Leeds, & Kellogg. He earned a BS in Economics from the Wharton School of Business, University of Pennsylvania with a concentration in finance.

Pzena

Wilshire entered into a sub-advisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of December 31, 2008, Pzena managed approximately $10.7 billion in assets. Pzena’s investment team consists of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at Pzena. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a Principal and portfolio manager of large cap value at Pzena. Previously, Mr. Despirito was one of the portfolio managers of Pzena’s small cap value service. Prior to joining Pzena in 1996, Mr. DeSpirito was an associate in the Corporate Department at the Boston-based law firm of Ropes & Gray.

Quest

Wilshire has entered into a sub-advisory agreement with Quest, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Quest is located at 1 SW Columbia Street, Suite 1100, Portland, Oregon 97258. As of December 31, 2008, Quest managed approximately $1.51 billion in assets. Quest’s investment team is comprised of Cameron M. Johnson, Douglas P. Goebel, CFA, E. Adrian Hamilton, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood. Mr. Johnson is the Chief Executive Officer of Quest and has 18 years of business experience in investment research and management. Mr. Goebel is Senior Vice President of Quest. He has 18 years of business experience in investment research and management. E. Adrian Hamilton is Vice President of Quest and has 37 years of business experience in investment research and management. Mr. Johnson is the Chairman of Quest and has 43 years of business experience in investment research and management. Mr. Nisbet is Senior Vice President of Quest and he has 24 years

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of business experience in investment research and management. Prior to joining Quest, Mr. Nisbet held the position of Chief Investment Officer at the firm Crabbe Huson. Mr. Sherwood is the President of Quest and has 22 years of business experience in investment research and management.

Ranger

Wilshire has entered into a sub-advisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of December 31, 2008, Ranger managed approximately $604 million in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and mid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Sawgrass

Wilshire has entered into a sub-advisory agreement with Sawgrass, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Sawgrass, located at 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250, is a registered investment advisory firm specializing in Large Capitalization Growth Equity. As of December 31, 2008, Sawgrass managed approximately $1.80 billion in assets. Sawgrass’ investment team is comprised of five Chartered Financial Analysts solely focused on growth investing. Martin LaPrade, CFA, is Sawgrass’ lead large cap growth portfolio manager and is primarily responsible for the day-to-day management of Sawgrass’ portion of the Large Company Growth Portfolio.

Martin (Marty) LaPrade, CFA, is the lead portfolio manager for the large cap growth product and has over 31 years of investment experience. Mr. LaPrade is a Partner at Sawgrass and a member of the equity and firm’s management committee. As a member of the equity research committee, he is responsible for merging quantitative equity models with specific security selection. Prior to Sawgrass, he was an equity portfolio manager with Barnett Capital Advisors, Inc. where he was an integral part of the institutional investment team and research committee. Mr. LaPrade received his B.S. in Accounting from Furman University. He is a member of the CFA Society of Jacksonville and has earned the Chartered Financial Analyst (CFA) designation from The CFA Institute, of which he is also a member.

Dean McQuiddy, CFA, offers a macro critique of the large cap growth portfolio and has 26 years of investment experience. Mr. McQuiddy is a founding Principal of Sawgrass and directs the firm’s equity management and research efforts.

Patrick (Pat) Riley, CFA, generates new ideas for the large cap growth portfolio and has over 18 years of investment experience. Mr. Riley is a founding Partner of Sawgrass and serves as an Assistant Portfolio Manager on the small cap growth equity portfolios, and serves on the equity management research committee with direct responsibility for the firm’s quantitative proprietary research modeling system.

Gale (Rusty) Creighton, CFA, provides insight into sector and industry trends for the Large Cap Growth portfolio team. Mr. Creighton has over 28 years of investment experience and is a growth portfolio manager analyst who serves on the Equity Research Committee with responsibility for quantitative and fundamental research.

Marc Davis, CFA, provides a fundamental review of new ideas once securities have been identified for possible inclusion into the large cap growth portfolio. Mr. Davis has 12 years of investment experience and serves on the firm’s equity management research committee. He is primarily responsible for quantitative and fundamental research.

Systematic

Wilshire has entered into a sub-advisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Systematic is located at 300 Frank

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W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666. Systematic was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic’s assets under management as of December 31, 2008 were $6.1 billion.

The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Large Company Value Portfolio’s assets is comprised of Kevin McCreesh and Ronald Mushock, who are also both partners of Systematic. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. He joined Systematic in 1996. Mr. Mushock is a partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

TS&W

Wilshire has entered into a sub-advisory agreement with TS&W, effective November 7, 2007, to manage a portion of the 130/30 Fund, subject to the supervision of Wilshire and the Board. TS&W is a Delaware limited liability company, a SEC registered investment adviser founded in 1969 and is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. As of December 31, 2007, TS&W managed $5.4 billion in assets under management as of December 31, 2008. Old Mutual (US) Holdings Inc. is a majority owner of TS&W.

The TS&W Large Cap 130/30 strategy is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittmann, CFA, Matthew H. Cullen, CFA, W. Patrick Schubmehl, Jr. and Brett P. Hawkins, CFA. The team also utilizes the resources of TS&W’s twelve sector research analysts.

Mark S. Tyler, CFA is a graduate of The College of William & Mary, B.S., 1993. He previously worked for Priority Capital Management, LLC as a Senior Research Analyst, Wachovia Securities Inc. as a Senior Equity Research Analyst, D.B. Root & Company, Inc. as a Portfolio Manager and Capital Asset Management, Inc. as a Research Analyst.

Charles J. Wittmann, CFA is a graduate of Davidson College, B.A., 1988; Fuqua School of Business, Duke University, MBA, 1995. He previously worked for Bank of America Corp. in commercial lending, Wachovia Securities, Inc. as Director and Senior Equity Research Analyst and Shockoe Capital, LLC as Portfolio Manager.

Matthew H. Cullen, CFA is a graduate of University of North Carolina, B.A., 1995 and University of Virginia, MS, 1998. Most recently, he worked for Clovis Capital Management as an Equity Analyst, Vice President. Formerly, he was employed with Blackfin Capital, LLC as an Equity Analyst. Mr. Cullen has also worked for Morgan Stanley Dean Witter as an Equity Research Associate and for First Union Securities as an Assistant Vice President.

W. Patrick Schubmehl, Jr. is a graduate of University of Virginia. He received his B.A. in 1993 and his MBA in 1999. Previously, he was employed with Spear, Leeds & Kellogg as an Option Specialist on the AMEX; First Union as an Associate, and, most recently, WPS Capital Management as the President.

Brett P. Hawkins, CFA, CPA, is a graduate of the University of Richmond, B.A., 1993 and the University of Virginia, Darden School, MBA 1999. Previously, he was employed with Arthur Andersen LLP as a Senior Associate and First Union Securities, Inc., Assistant Vice President, Equity Research.

TWIN

Wilshire has entered into a sub-advisory agreement with TWIN, effective November 5, 2007, to manage a portion of the 130/30 Fund, subject to the supervision of Wilshire and the Board. TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of December 31, 2008, TWIN managed $563.3 million in assets under management. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the 130/30 Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

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Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Extended Alpha (130/30) product. Geoffrey received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation.

Christopher Erfort, who joined TWIN in January 1997, is a CFA Charter Holder, and a Portfolio Manager and Senior Vice President of TWIN.

Victory

Wilshire has entered into a sub-advisory agreement with Victory, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory, located at 127 Public Square, Cleveland, Ohio 44114, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. As of December 31, 2008, Victory, a second-tier subsidiary of KeyCorp, had $49.1 billion in assets under management. An investment committee, comprised of four portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Large Company Growth Portfolio. The investment committee is lead by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba.

Erick F. Maronak has been the Chief Investment Officer, a Senior Portfolio Manager and a Senior Managing Director with Victory Capital Management since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Michael B. Koskuba is a Portfolio Manager/Analyst and Managing Director with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment Class Shares and Institutional Class Shares, respectively.

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SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

•
Investment Class Shares. The minimum initial investment in each Style Portfolio and the 130/30 Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO  64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO  64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and cashier’s checks.

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(2) Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA:  101000695
Wilshire Mutual Funds, Inc.
DDA:  9871737314
FFC:  [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio’s account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemption. Redemption prodeeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application.  There is no minimum per ACH transfer.

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(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc. 333 W. 11th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange.  A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio’s Sub-Advisers believe it would be in the Portfolio’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after we receive your redemption request in good order. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the official Nasdaq closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a

36

remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.

(2) By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

•	Shares will be exchanged at their NAV next determined after we receive your exchange request.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of a Portfolio or Money Market Fund whose shares you are acquiring.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with a Portfolio.  The Company may also ask to see other identifying documents.  Applications without this information may not be accepted and orders will not be processed.  The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations.  The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

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Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

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FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes.  For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.

A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio.  Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared.  Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.

If you purchase shares shortly before the record date for a dividend or distribution, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes.  Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss.  Short-term capital gains are taxable at ordinary federal income tax rates.  For taxable years beginning on or before December 31, 2010, long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 15%.  Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations.  If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you.  Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so.  Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.  Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares for the past five years, except for the 130/30 Fund, for which financial performance is provided for the period November 15, 2007 to December 31, 2008. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm whose report, along with each Portfolio’s financial statements and related notes, is included in the annual report, which is available on request.

Large Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$35.34	$36.20	$34.49	$31.80	$29.83

Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.09)	(0.13)	(0.06)	(0.12)	0.04
Net realized and unrealized gain on investments and futures contracts	(14.73)	6.18	1.77	2.81	1.96
Total from investment operations	(14.82)	6.05	1.71	2.69	2.00

Less distributions:
From net investment income	—	—	—	—	(0.03)
From capital gains	(0.40)	(6.91)	—	—	—
Total distributions	(0.40)	(6.91)	—	—	(0.03)

Net asset value, end of period	$20.12	$35.34	$36.20	$34.49	$31.80
Total return	(41.88)%	16.33%	4.96%	8.46%	6.70%

Ratios to average net assets/supplemental data:
Net assets, end period (in 000’s)	$118,683	$312,297	$379,226	$411,660	$410,332
Operating expenses excluding custody earnings credit	1.43%	1.41%	1.34%	1.39%	1.44%
Operating expenses including reimbursement/waiver/custody earnings credit	1.43%	1.41%	1.34%	1.38%	1.43%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.43%	1.41%	1.34%	1.39%	1.44%
Net investment income/(loss)	(0.31)%	(0.32)%	(0.18)%	(0.37%)	0.11%
Portfolio turnover rate	178%	129%	62%	58%	121%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

Amounts designated as “—” are either $0 or have been rounded to $0.

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Large Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05		Year Ended 12/31/04

Net asset value, beginning of period	$36.25	$36.84	$34.97	$32.13		$30.13

Income/(loss) from investment operations:
Net investment income(1)	0.02	0.03	0.07	0.00	(2)	0.13
Net realized and unrealized gain on investments and futures contracts	(15.15)	6.29	1.80	2.84		2.01
Total from investment operations	(15.13)	6.32	1.87	2.84		2.14

Less distributions:
From net investment income	—	—	—	—		(0.14)
From capital gains	(0.40)	(6.91)	—	—		—
Total distributions	(0.40)	(6.91)	—	—		(0.14)

Net asset value, end of period	$20.72	$36.25	$36.84	$34.97		$32.13
Total return	(41.70)%	16.80%	5.35%	8.84%		7.10%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$81,680	$169,017	$225,390	$212,501		$182,467
Operating expenses excluding custody earnings credit	1.06%	1.02%	0.98%	1.01%		1.10%
Operating expenses including reimbursement/waiver/custody earnings credit	1.06%	1.02%	0.98%	1.01%		1.09%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.06%	1.02%	0.98%	1.01%		1.10%
Net investment income	0.07%	0.08%	0.19%	0.00	%(3)	0.45%
Portfolio turnover rate	178%	129%	62%	58%		121%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

(2)	Amount less than $0.01 per share.

(3)	Amount represents less than 0.01%

Amounts designated as “—” are either $0 or have been rounded to $0.

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Large Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$17.51		$22.99		$21.17	$21.92	$20.52

Income from investment operations:
Net investment income[1]	0.17		0.20		0.20	0.14	0.14
Net realized and unrealized gain/(loss) on investments	(7.45)		(0.58)		3.71	1.82	2.59
Total from investment operations	(7.28)		(0.38)		3.91	1.96	2.73

Less distributions:
From net investment income	(0.21)		(0.23)		(0.19)	(0.14)	(0.39)
Tax return of capital	—		(0.00	)(2)	—	(0.10)	—
From capital gains	(0.00	)(2)	(4.87)		(1.90)	(2.47)	(0.94)
Total distributions	(0.21)		(5.10)		(2.09)	(2.71)	(1.33)

Net asset value, end of period	$10.02		$17.51		$22.99	$21.17	$21.92
Total return	(41.55)%		(2.00)%		18.49%	8.90%	13.28%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$24,791		$57,314		$76,481	$56,245	$49,749
Operating expenses excluding custody earnings credit	1.49%		1.42%		1.39%	1.50%	1.65%
Operating expenses including reimbursement/waiver/custody earnings credit	1.49%		1.42%		1.39%	1.49%	1.65%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.49%		1.42%		1.39%	1.50%	1.65%
Net investment income	1.22%		0.85%		0.87%	0.64%	0.67%
Portfolio turnover rate	183%		120%		50%	43%	73%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

(2)	Amount is less than $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

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Large Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$17.49		$23.04		$21.19	$21.94	$20.55

Income from investment operations:
Net investment income(1)	0.20		0.27		0.27	0.20	0.21
Net realized and unrealized gain/(loss) on investments	(7.45)		(0.64)		3.74	1.83	2.59
Total from investment operations	(7.25)		(0.37)		4.01	2.03	2.80

Less distributions:
From net investment income	(0.23)		(0.31)		(0.26)	(0.21)	(0.47)
Tax return of capital	—		(0.00	)(2)	—	(0.10)	—
From capital gains	(0.00	)(2)	(4.87)		(1.90)	(2.47)	(0.94)
Total distributions	(0.23)		(5.18)		(2.16)	(2.78)	(1.41)

Net asset value, end of period	$10.01		$17.49		$23.04	$21.19	$21.94
Total return	(41.41)%		(1.92)%		18.94%	9.18%	13.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,736		$8,469		$7,399	$7,811	$10,059
Operating expenses excluding custody earnings credit	1.30%		1.12%		1.08%	1.21%	1.34%
Operating expenses including reimbursement/waiver/custody earnings credit	1.30%		1.12%		1.08%	1.20%	1.34%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.30%		1.12%		1.08%	1.21%	1.34%
Net investment income	1.34%		1.15%		1.18%	0.91%	0.97%
Portfolio turnover rate	183%		120%		50%	43%	73%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

(2)	Amount is less than $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

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Small Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$16.94	$17.46	$16.88	$17.74	$15.73

Income/(loss) from investment operations:
Net investment loss(1)	(0.10)	(0.09)	(0.17)	(0.17)	(0.24)
Net realized and unrealized gain on investments	(6.56)	1.60	2.04	0.79	2.95
Total from investment operations	(6.66)	1.51	1.87	0.62	2.71

Less distributions:
From capital gains	(0.58)	(2.03)	(1.29)	(1.48)	(0.70)
Total distributions	(0.58)	(2.03)	(1.29)	(1.48)	(0.70)

Net asset value, end of period	$9.70	$16.94	$17.46	$16.88	$17.74
Total return	(39.13)%	8.36%	11.12%	3.48%	17.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,273	$18,702	$15,553	$14,913	$13,916
Operating expenses excluding custody earnings credit	1.47%	2.06%	2.05%	1.52%	1.87%
Operating expenses including reimbursement/waiver/custody earnings credit	1.47%	1.46%	1.43%	1.50%	1.87%
Operating expenses excluding reimbursement/waiver/custody earnings credit	2.07%	2.06%	2.05%	2.36%	2.82%
Net investment loss	(0.66)%	(1.09)%	(0.96)%	(0.97)%	(1.46)%
Portfolio turnover rate	87%	99%	62%	71%	106%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

44

Small Company Growth Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$17.50	$17.93	$17.25	$18.04	$15.94

Income/(loss) from investment operations:
Net investment loss(1)	(0.06)	(0.06)	(0.12)	(0.12)	(0.19)
Net realized and unrealized gain on investments	(6.83)	1.66	2.09	0.81	2.99
Total from investment operations	(6.89)	1.60	1.97	0.69	2.80

Less distributions:
From capital gains	(0.58)	(2.03)	(1.29)	(1.48)	(0.70)
Total distributions	(0.58)	(2.03)	(1.29)	(1.48)	(0.70)

Net asset value, end of period	$10.03	$17.50	$17.93	$17.25	$18.04
Total return	(39.17)%	8.58%	11.46%	3.81%	17.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$154	$298	$196	$206	$214
Operating expenses excluding custody earnings credit	1.24%	1.81%	1.77%	1.21%	1.55%
Operating expenses including reimbursement/waiver/custody earnings credit	1.24%	1.21%	1.15%	1.19%	1.55%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.78%	1.81%	1.77%	2.05%	2.50%
Net investment loss	(0.39)%	(0.92)%	(0.68)%	(0.66)%	(1.14)%
Portfolio turnover rate	87%	99%	62%	71%	106%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

45

Small Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$16.49		$18.77	$17.46	$21.47	$19.52

Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.09		0.10	0.03	(0.07)	(0.06)
Net realized and unrealized gain/(loss) on investments	(5.51)		(0.70)	3.38	1.22	4.51
Total from investment operations	(5.42)		(0.60)	3.41	1.15	4.45

Less distributions:
From net investment income	(0.14)		(0.11)	(0.03)	—	(0.03)
Distributions from capital gains	(0.00	)(2)	(1.57)	(2.07)	(5.16)	(2.47)
Total distributions	(0.14)		(1.68)	(2.10)	(5.16)	(2.50)

Net asset value, end of period	$10.93		$16.49	$18.77	$17.46	$21.47
Total return	(32.81)%		(3.45)%	19.64%	5.41%	22.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,211		$21,630	$23,639	$17,048	$36,826
Operating expenses excluding custody earnings credit	1.34%		1.79%	1.92%	1.50%	1.48%
Operating expenses including reimbursement/waiver/custody earnings credit	1.34%		1.19%	1.31%	1.48%	1.46%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.94%		1.79%	1.92%	2.10%	2.09%
Net investment income/(loss)	0.62%		(0.05)%	0.15%	(0.32)%	(0.28)%
Portfolio turnover rate	83%		68%	72%	68%	134%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

(2)	Amount is less than $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

46

Small Company Value Portfolio
For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$16.61		$18.90	$17.56	$21.50	$19.55

Income/(loss) from investment operations:
Net investment income(1)	0.12		0.17	0.09	0.00 (2)	0.01
Net realized and unrealized gain/(loss) on investments	(5.51)		(0.72)	3.41	1.22	4.51
Total from investment operations	(5.39)		(0.55)	3.50	1.22	4.52

Less distributions:
From net investment income	(0.20)		(0.17)	(0.09)	—	(0.10)
Distributions from capital gains	(0.00	)(2)	(1.57)	(2.07)	(5.16)	(2.47)
Total distributions	(0.20)		(1.74)	(2.16)	(5.16)	(2.57)

Net asset value, end of period	$11.02		$16.61	$18.90	$17.56	$21.50
Total return	(32.37)%		(3.18)%	20.05%	5.73%	23.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$441		$5,652	$1,375	$1,231	$3,961
Operating expenses excluding custody earnings credit	1.00%		1.51%	1.62%	1.17%	1.17%
Operating expenses including reimbursement/waiver/custody earnings credit	1.00%		0.91%	1.02%	1.16%	1.15%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.61%		1.51%	1.62%	1.78%	1.78%
Net investment income/(loss)	0.82%		0.30%	0.44%	(0.01)%	0.03%
Portfolio turnover rate	83%		68%	72%	68%	134%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

(2)	Amount less than $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

47

Wilshire 5000 Indexsm Fund
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$12.42	$12.02	$10.59	$10.09	$9.17

Income from investment operations:
Net investment income(1)	0.15	0.15	0.12	0.09	0.09
Net realized and unrealized gain on investments	(4.77)	0.42	1.41	0.48	0.93
Total from investment operations	(4.62)	0.57	1.53	0.57	1.02

Less distributions:
From net investment income	(0.13)	(0.17)	(0.10)	(0.07)	(0.10)
Total distributions	(0.13)	(0.17)	(0.10)	(0.07)	(0.10)

Net asset value, end of period	$7.67	$12.42	$12.02	$10.59	$10.09
Total return	(37.11)%	4.75%	14.46%	5.63%	11.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$98,032	$143,090	$145,952	$123,809	$122,263
Operating expenses excluding custody earnings credit	0.78%	0.68%	0.74%	0.82%	0.92%
Operating expenses including reimbursement/waiver/custody earnings credit	0.78%	0.68%	0.74%	0.82%	0.92%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.78%	0.68%	0.74%	0.82%	0.92%
Net investment income	1.48%	1.20%	1.08%	0.89%	0.93%
Portfolio turnover rate	52%	60%	69%	46%	31%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

48

Wilshire 5000 Indexsm Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$12.41	$12.02	$10.60	$10.11	$9.18

Income from investment operations:
Net investment income(1)	0.17	0.19	0.15	0.12	0.12
Net realized and unrealized gain on investments	(4.76)	0.41	1.40	0.47	0.94
Total from investment operations	(4.59)	0.60	1.55	0.59	1.06

Less distributions:
From net investment income	(0.15)	(0.21)	(0.13)	(0.10)	(0.13)
Total distributions	(0.15)	(0.21)	(0.13)	(0.10)	(0.13)

Net asset value, end of period	$7.67	$12.41	$12.02	$10.60	$10.11
Total return	(36.95)%	4.97%	14.66%	5.83%	11.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$55,088	$113,721	$65,177	$42,854	$41,368
Operating expenses excluding custody earnings credit	0.59%	0.39%	0.47%	0.54%	0.62%
Operating expenses including reimbursement/waiver/custody earnings credit	0.59%	0.39%	0.47%	0.54%	0.62%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.59%	0.39%	0.47%	0.54%	0.62%
Net investment income	1.62%	1.49%	1.35%	1.17%	1.22%
Portfolio turnover rate	52%	60%	69%	46%	31%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

49

Wilshire Large Cap Core 130/30 Fund
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/08	Period Ended 12/31/07(1)

Net asset value, beginning of period	$10.12	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.02	(0.02)
Net realized and unrealized gain on investments and short sales	(3.90)	0.14
Total from investment operations	(3.88)	0.12

Less distributions:
From net investment income	(0.01)	(0.00	)(3)
Total distributions	(0.01)	(0.00)

Net asset value, end of period	$6.23	$10.12
Total return(4)	(38.31)%	1.21	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$36,356	$7,196
Operating expenses including dividends on short sales and interest expense, after expense reimbursement/waiver	2.70%	3.51	%(6)
Operating expenses including dividends on short sales and interest expense, before expense reimbursement/waiver	3.79%	5.00	%(6)
Operating expenses excluding dividends on short sales and interest expense, after expense reimbursement/waiver	1.50%	1.50	%(6)
Net investment loss	0.20%	(1.24	)%(6)
Portfolio turnover rate	175%	84	%(5)

(1)	The Wilshire Large Cap Core 130/30 Fund commenced operations on November 15, 2007.

(2)	The selected per share data was calculated using the average shares outstanding method for the period.

(3)	Amount is less than $0.01 per share.

(4)	Total return represents the total return for the period indicated.

(5)	Non-annualized.

(6)	Annualized.

50

Wilshire Large Cap Core 130/30 Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/08	Period Ended 12/31/07(1)

Net asset value, beginning of period	$10.12	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.04	(0.01)
Net realized and unrealized gain on investments and short sales	(3.89)	0.13
Total from investment operations	(3.85)	0.12

Less distributions:
From net investment income	(0.02)	(0.00	)(3)
Total distributions	(0.02)	(0.00)

Net asset value, end of period	$6.25	$10.12
Total return(4)	(38.09)%	1.23	%(5)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$24,617	$12,870
Operating expenses including dividends on short sales and interest expense, after expense reimbursement/waiver	2.41%	3.09	%(6)
Operating expenses including dividends on short sales and interest expense, before expense reimbursement/waiver	3.50%	4.38	%(6)
Operating expenses excluding dividends on short sales and interest expense, after expense reimbursement/waiver	1.21%	1.25	%(6)
Net investment loss	0.49%	(0.79	)%(6)
Portfolio turnover rate	1.75%	84	%(5)

(1)	The Wilshire Large Cap Core 130/30 Fund commenced operations on November 15, 2007.

(2)	The selected per share data was calculated using the average shares outstanding method for the period.

(3)	Amount is less than $0.01 per share.

(4)	Total return represents the total return for the period indicated.

(5)	Non-annualized.

(6)	Annualized.

51

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512
or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•     For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.
•     Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-7076)

WIL-PS-008-0100

Prospectus	WILSHIRE	May 1, 2009
MUTUAL FUNDS, INC.
Qualified Class Shares of Wilshire 5000 Indexsm Fund (formerly Dow Jones Wilshire 5000 Indexsm Portfolio)http://www.wilshirefunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

This prospectus describes the Qualified Class Shares of the Wilshire 5000 Indexsm Fund (formerly known as the Dow Jones Wilshire 5000 Indexsm Portfolio) (the “Fund”) offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

The Fund’s investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Indexsm (the “Index”) before the deduction of Fund expenses. The Fund’s investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not guaranteed to meet its investment objective.

On the following pages you will find important information about the Fund and its Qualified Class Shares, including:

•
the main investment strategies used by Wilshire Associates Incorporated (“Wilshire”), the Fund’s investment adviser, and Los Angeles Capital Management and Equity Research (“LA Capital”), the Fund’s sub-adviser, in seeking to achieve the Fund’s investment objective;

•	the main risks of an investment in the Fund;

•	the Fund’s past investment performance measured on a year-by-year basis; and

•	the fees and expenses that you will pay as a shareholder.

Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Fund.

2

INVESTMENT AND RISK SUMMARY

Main Investment Strategies

•	Invests primarily in the common stock of companies included in the Index that are representative of the Index.

•	Uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index.

•	Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered companies with readily available market values. It includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest performance measure of the U.S. equity market. The Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 common stocks.

Who May Want to Invest in the Fund

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract that your employer purchases from an insurance company (an “Insurer”).

The Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Main Investment Risks

The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause market prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies that issue its securities. Because the Fund provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time the Fund may be less volatile than a fund which focuses on a particular segment of the U.S. stock market.

3

PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing how the Qualified Class Shares have performed in the past and by showing how the Qualified Class Shares’ average annual total returns compare to those of the Index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was -22.26% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	Since inception(1)
Qualified Class Shares	-37.09%	-2.51%	-3.15%
Wilshire 5000 Indexsm(2)	-37.23%	-1.69%	-2.58%

(1)	Inception date (commencement of investment operations) of the Qualified Class Shares was May 25, 2000.

(2)
The Wilshire 5000 Indexsm (name changed from Dow Jones Wilshire 5000 Indexsm effective March 31, 2009) is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data.  Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index. Inception to date returns begin on May 30, 2000.

4

Fees and Expenses of the Qualified Class Shares

This table shows the fees and expenses you may pay when you buy and hold the Qualified Class Shares of the Fund, based on actual 2008 expenses. These fees and expenses do not reflect the expenses imposed by the Insurers through which investments in the Fund are made. See your employer’s variable annuity contract disclosure document for a description of those contract charges and expenses.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets) as a percentage of average daily net assets*:

Qualified Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.84%

*
The information in the table is based on amounts incurred during the Fund’s most recent fiscal year.  It is important to understand that a decline in the Fund’s average net assets during the Fund’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratio for the current fiscal year to be higher than the expense information presented.

Example:

This example helps you compare the cost of investing in the Qualified Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Qualified Class	$86	$268	$466	$1,037

5

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

LA Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Risk Information

Investing in the Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Fund is equity risk. The prices of stocks held by the Fund may change due to general market and economic conditions, perceptions regarding the industries in which the companies participate and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will fluctuate due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Index Risk. There is a risk that the Fund’s investment performance may not match exactly the performance of the Index. Because the Fund does not hold every stock contained in the Index, the performance of the stocks held in the Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

6

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at www.wilshirefunds.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which is typically filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2008, Wilshire managed approximately $24 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Lawrence E. Davanzo, James Dunn, Helen Thompson, Josh Emanuel, Jeff Kriegisch, James St. Aubin, Bowen Campbell, Allen Kim, Jason Schwarz, J.J. Wilczewski, Victor Zhang and Luke O’Neil. Mr. Dunn is the Chairperson of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain sub-advisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2008.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institutions sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Investment Sub-Adviser

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each

7

portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Fund subject to the supervision of Wilshire and the Company’s Board. LA Capital’s fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2008, LA Capital managed approximately $4.38 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Fund. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board’s approval of LA Capital’s sub-advisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2008. The Fund’s SAI also provides additional information about Mr. Stevens’ compensation, other accounts managed by him and his ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the “Plan”). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of Qualified Class Shares and services to shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholder questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Fund has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

SHAREHOLDER INFORMATION

Purchases and Redemptions of Shares

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Fund has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer’s contract disclosure document.

Qualified Class Shares of the Fund are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Fund on a daily basis. Insurers may purchase shares on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates. We calculate the net asset value (“NAV”) per share at the close of regular trading of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. NAV is calculated by adding the value of the individual securities held by the Fund, subtracting the liabilities of the Qualified Class Shares and dividing by the total number of Qualified Class Shares outstanding.

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A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as  comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement accompanying this prospectus.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts which may be held directly by shareholders. The Company, on behalf of the Fund, contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

9

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Fund will be automatically reinvested at NAV in additional Qualified Class Shares of the Fund. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund ordinarily declares and distributes net realized capital gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions to Insurers from net realized capital gains unless capital loss carryovers, if any, have been utilized, have expired or are otherwise unavailable. The Fund intends to distribute substantially all of its net investment income and net realized capital gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer’s contract disclosure document for a discussion of the impact on you with respect to taxes an Insurer may owe as a result of its ownership of Fund shares, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of federal income tax consequences is intended as general information only. You should consult a tax adviser concerning the tax consequences of an Insurer’s investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Qualified Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 Indexsm Fund
For a Fund Share Outstanding Throughout Each Period.

	Qualified Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$12.42	$12.02	$10.61	$10.10	$9.15

Income from investment operations:
Net investment income(1)	0.15	0.14	0.11	0.08	0.08
Net realized and unrealized gain on investments	(4.76)	0.42	1.39	0.47	0.94
Total from investment operations	(4.61)	0.56	1.50	0.55	1.02

Less distributions:
From net investment income	(0.14)	(0.16)	(0.09)	(0.04)	(0.07)
Total distributions	(0.14)	(0.16)	(0.09)	(0.04)	(0.07)

Net asset value, end of period	$7.67	$12.42	$12.02	$10.61	$10.10
Total return	(37.09)%	4.63%	14.18%	5.46%	11.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$431	$607	$1,114	$880	$1,399
Operating expenses excluding custody earnings credit	0.84%	0.79%	0.83%	0.93%	0.99%
Operating expenses including reimbursement/waiver/custody earnings credit	0.84%	0.79%	0.83%	0.93%	0.99%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.84%	0.79%	0.83%	0.93%	0.99%
Net investment income	1.40%	1.08%	0.99%	0.75%	0.85%
Portfolio turnover rate	52%	60%	69%	46%	31%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105
or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•     For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.
•     Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-7076)

WIL-PS-007-0100

Prospectus	WILSHIRE	May 1, 2009
MUTUAL FUNDS, INC.
Horace Mann Class Shares of Wilshire 5000 Indexsm Fund (formerly Dow Jones Wilshire 5000 Indexsm Portfolio) http://www.wilshirefunds.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

This prospectus describes the Horace Mann Class Shares of the Wilshire 5000 Indexsm Fund (formerly known as the Dow Jones Wilshire 5000 Indexsm Portfolio) (the “Fund”) offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

The Fund’s investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Indexsm (the “Index”) before the deduction of Fund expenses. The Fund’s investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not guaranteed to meet its investment objective.

On the following pages you will find important information about the Fund and its Horace Mann Class Shares, including:

•
the main investment strategies used by Wilshire Associates Incorporated (“Wilshire”), the Fund’s investment adviser, and Los Angeles Capital Management and Equity Research (“LA Capital”), the Fund’s sub-adviser, in seeking to achieve the Fund’s investment objective;

•	the main risks of an investment in the Fund;

•	the Fund’s past investment performance measured on a year-by-year basis; and

•	the fees and expenses that you will pay as a shareholder.

Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Fund.

2

INVESTMENT AND RISK SUMMARY

Main Investment Strategies

•	Invests primarily in the common stock of companies included in the Index that are representative of the Index.

•	Uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index.

•	Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered companies with readily available market values. It includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major U.S. newspapers and is the broadest performance measure of the U.S. equity market. The Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 common stocks.

Who May Want to Invest in the Fund

The Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization, as well as large capitalization companies.

Main Investment Risks

The Fund’s share price will fluctuate as a result of the changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause market prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies that issue securities. Because the Fund provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market, such as small capitalization value stocks, over time the Fund may be less volatile than a fund which focuses on a particular segment of the U.S. stock market.

3

PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing how the Horace Mann Class Shares have performed in the past and by showing how the Fund’s Horace Mann Class Shares’ average annual total returns compare to those of the Index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was -22.34% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2008)

	1 year	5 years	Since inception(1)
Horace Mann Class Shares
Return Before Taxes	-37.08%	-2.46%	-1.92%
Return After Taxes on Distributions(2)	-37.45%	-2.82%	-2.28%
Return After Taxes on Distributions and Sale of Fund Shares	-24.11%	-2.25%	-1.79%
Wilshire 5000 Indexsm(3)	-37.23%	-1.69%	-3.02%

(1)	Inception date (commencement of investment operations) of the Horace Mann Class Shares was December 13, 1999.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)
The Wilshire 5000 Indexsm (name changed from Dow Jones Wilshire 5000 Indexsm effective March 31, 2009) is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.  Inception to date returns begin on December 31, 1999.

4

Fees and Expenses of the Horace Mann Class Shares

This table shows the fees and expenses you may pay when you buy and hold Horace Mann Class Shares of the Fund, based on actual 2008 expenses.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets) as a percentage of average daily net assets*:

Horace Mann Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.35%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.82%

*
The information in the table is based on amounts incurred during the Fund’s most recent fiscal year. It is important to understand that a decline in the Fund’s average net assets during the Fund’s current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratio for the current fiscal year to be higher than the expense information presented.

Example:

This example helps you compare the cost of investing in the Horace Mann Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or investment performance. Actual expenses and investment performance may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Horace Mann Class	$84	$262	$455	$1,014

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

LA Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

Risk Information

Investing in the Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Fund is equity risk. The prices of stocks held by the Fund may change due to general market and economic conditions, perceptions regarding the industries in which the companies participate and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will fluctuate due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

6

Index Risk. There is a risk that the Fund’s investment performance may not match exactly the performance of the Index. Because the Fund does not hold every stock contained in the Index, the performance of the stocks held in the Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at www.wilshirefunds.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which is typically filed within 60 days of the end of the applicable quarter).

7

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2008 Wilshire managed approximately $24 billion in assets. Wilshire also provides investment technology products and investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Lawrence E. Davanzo, James Dunn, Helen Thompson, Josh Emanuel, Jeff Kriegisch, James St. Aubin, Bowen Campbell, Allen Kim, Jason Schwarz, J.J. Wilczewski, Victor Zhang and Luke O’Neil. Mr. Dunn is the Chairperson of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain sub-advisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2008.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institutions sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.

Investment Sub-Adviser

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Funds of the Company subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board’s approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

8

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 1, 2002, to manage the Fund subject to the supervision of Wilshire and the Board. LA Capital’s fees are paid by Wilshire. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2008, LA Capital managed approximately $4.38 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Fund. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

A discussion regarding the basis for the Board’s approval of LA Capital’s sub-advisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2008. The Fund’s SAI also provides additional information about Mr. Stevens’ compensation, other accounts managed by him and his ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Horace Mann Class Shares (the “Plan”). The Plan authorizes payments by the Horace Mann Class Shares to reimburse SEI Investments Distribution Co. (the “Distributor”) for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. (“Horace Mann”), the Distributor pays Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

SHAREHOLDER INFORMATION

If you have questions about the Fund or your account you may call us at 1-888-200-6796 or the Horace Mann home office at 1-800-999-1030.

How to Purchase Fund Shares

You may buy Horace Mann Class Shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). To purchase the Horace Mann Class Shares, contact us at 1-888-200-6796. We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investment in the Fund is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1) Horace Mann Scheduled Payment Plan. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. — Horace Mann Class

9

Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or (ii) by calling us at 1-888-200-6796. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2) Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA No: 1010000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc. — Horace Mann Class Shares” and mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 218512
Kansas City, MO 64121-9512

If you are sending via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105

Your initial investment should be accompanied by a completed and signed Account Application. No investment may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and/or cashier’s checks.

How to Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services From with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 for the Fund. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a

10

guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemptions. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2) By Mail. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class Shares of the Wilshire 5000 Indexsm Fund, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value (“NAV”). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

The Fund may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and LA Capital believe it would be in the Fund’s best interests not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Fund. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

Pricing of Shares

When you purchase Horace Mann Class Shares of the Fund, the price you pay per share is the NAV of the shares next determined after we receive your purchase order in good order. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after we receive your redemption request in good order. We calculate the NAV per share at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. NAV per share is calculated by adding the value of the individual securities and other assets held by the Fund and attributable to the Horace

11

Mann Class Shares, subtracting the liabilities of the Horace Mann Class Shares, and dividing by the total number of Horace Mann Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sales price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Fund. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

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Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. Dividends or capital gains distributions of the Fund will be automatically reinvested at NAV in additional Horace Mann Class Shares of the Fund or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Horace Mann Class Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund’s distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund’s distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Fund. Foreign shareholders may be subject to special withholding requirements.

This summary of federal income tax consequences is intended as general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund in light of your particular circumstances.

13

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Horace Mann Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 Indexsm Fund
For a Fund Share Outstanding Throughout Each Period.

	Horace Mann Class Shares
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04

Net asset value, beginning of period	$12.38	$11.99	$10.57	$10.08	$9.15

Income/(loss) from investment operations:
Net investment income(1)	0.15	0.14	0.12	0.08	0.08
Net realized and unrealized gain/(loss) on investments	(4.75)	0.41	1.39	0.47	0.95
Total from investment operations	(4.60)	0.55	1.51	0.55	1.03

Less distributions:
From net investment income	(0.12)	(0.16)	(0.09)	(0.06)	(0.10)
Total distributions	(0.12)	(0.16)	(0.09)	(0.06)	(0.10)

Net asset value, end of period	$7.66	$12.38	$11.99	$10.57	$10.08
Total return	(37.08)%	4.60%	14.32%	5.49%	11.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$952	$1,593	$1,817	$1,891	$1,964
Operating expenses excluding custody earnings credit	0.82%	0.74%	0.77%	0.89%	0.97%
Operating expenses including reimbursement/waiver/custody earnings credit	0.82%	0.74%	0.77%	0.89%	0.97%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.82%	0.74%	0.77%	0.89%	0.97%
Net investment income	1.41%	1.14%	1.05%	0.82%	0.87%
Portfolio turnover rate	52%	60%	69%	46%	31%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.

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WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
WILSHIRE 5000 INDEXsm FUND
(formerly known as DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO)
WILSHIRE LARGE CAP CORE 130/30 FUND

INVESTMENT CLASS SHARES
INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

May 1, 2009

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Indexsm Fund and Wilshire Large Cap Core 130/30 Fund (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2009 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2008 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE PORTFOLIOS	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	8
INVESTMENT RESTRICTIONS	9
DIRECTORS AND OFFICERS	10
PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES	18
CODE OF ETHICS	41
PROXY VOTING POLICY AND PROCEDURES	42
PORTFOLIO TRANSACTIONS	57
NET ASSET VALUE	58
PURCHASE OF PORTFOLIO SHARES	59
REDEMPTION OF PORTFOLIO SHARES	60
SHAREHOLDER SERVICES	61
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	61
OTHER INFORMATION	65
FINANCIAL STATEMENTS	66

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 Indexsm Fund (formerly known as the Dow Jones Wilshire 5000 Indexsm Portfolio) (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Acadian Asset Management, LLC (“Acadian”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Los Angeles Capital Management and Equity Research (“LA Capital”), NWQ Investment Management Company, LLC (“NWQ”), Payden & Rygel (“Payden”), Pzena Investment Management, LLC (“Pzena”), Quest Investment Management, Inc. (“Quest”), Ranger Investment Management, L.P. (“Ranger”), Sawgrass Asset Management, L.L.C. (“Sawgrass”), Systematic Financial Management, L.P. (“Systematic”), Thompson, Siegel & Walmsley LLC (“TS&W”), Twin Capital Management, Inc. (“TWIN”), and Victory Capital Management Inc. (“Victory” and together with Acadian, AXA Rosenberg, LA Capital, NWQ, Payden, Pzena, Quest, Ranger, Sawgrass, Systematic, TS&W and TWIN, the “Sub-Advisers”) each serve as a Sub-Adviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which a Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Zero Coupon Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s net asset value (“NAV”), decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio’s net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances as Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Act.

Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 Indexsm or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by a Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for a Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Index Fund may invest up to 5% of its assets in preferred stock. The Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Index Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The 130/30 Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Fund may invest up to 5% of its assets in warrants and rights. The 130/30 Fund may invest in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Exchange-Traded Funds (“ETFs”). The 130/30 Fund and the Large Company Growth Portfolio may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The 130/30 Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The 130/30 Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the 130/30 Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees the 130/30 Fund bears directly in connection with its own operation, the 130/30 Fund would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Real Estate Investment Trusts (“REITs”). The 130/30 Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. The value of REITs may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “IRC”), which may result in federal income tax on the REIT, and failing to maintain exempt status under the 1940 Act. In addition to the advisory and operational fees the 130/30 Fund bears directly in connection with its own operations, the 130/30 Fund would also bear its pro rata portion of a REIT’s managerial fees.

Short Sales. The 130/30 Fund will engage in short selling. To complete a short sales transaction, the 130/30 Fund must borrow the security to make delivery to the buyer. The 130/30 Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the 130/30 Fund. Until the security is replaced, the 130/30 Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the 130/30 Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the 130/30 Fund closes its short position or replaces the borrowed security, the 130/30 Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the 130/30 Fund’s short position.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) RiskMetrics Group, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations. No Portfolio may:

1.
Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio may:

1.
Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Lawrence E. Davanzo, 56(2)	Director, President	Since 2005	President, Wilshire Associates Incorporated, October 2007 to Present; Senior Managing Director, Wilshire Associates Incorporated, October 2004 to October 2007; President, Wilshire Variable Insurance Trust, 2005 to Present; Managing Director, Guggenheim Partners, August 2004 to October 2004; Independent Investor, August 2001 to August 2004.	15	Wilshire Associates Incorporated; Wilshire Variable Insurance Trust (9 portfolios)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors
Roger A. Formisano, 60	Director	Since 2006	Vice President, University Medical Foundation, 2006 to Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 portfolios)
Theodore J. Beck, 56	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to Present; Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin, 1999 to 2005.	15	Wilshire Variable Insurance Trust (9 Portfolios)
Richard A. Holt, 67	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Variable Insurance Trust (9 portfolios)
Suanne K. Luhn, 54	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser), 1990 to 2006.	15	Wilshire Variable Insurance Trust (9 portfolios)
Harriet A. Russell, 67	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 portfolios)
George J. Zock, 58	Director, Chairperson of the Board	Since 2006	Independent consultant; formerly consultant, Horace Mann Service Corporation, 2004 to 2005; Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation, 1997 to 2003.	15	Wilshire Variable Insurance Trust (9 portfolios)
Officers
Helen Thompson, 41	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated, since 2003; Associate Director, First Quadrant, L.P., 2001 to 2003; Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer, 1996 to 2003, First Quadrant Limited.
				N/A	N/A
	Treasurer and Vice President	Since 2008
Victor Zhang, 36	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006.
				N/A	N/A
Guarav Chopra, 30	Assistant Treasurer	Since 2009	Senior Associate, Wilshire Associates Incorporated, 2008 to Present; Senior Project Manager, IndyMac Bank, 2004 to 2007; and Portfolio Analyst, Hoefer Arnett, Inc., 2003 to 2004.	N/A	N/A

____________________
(1)
Each Director serves until the next Shareholders’ Meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than the May 1 following his or her 70th birthday.  Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company's Investment Adviser, Wilshire Associates Incorporated.

Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held four meetings in 2008. The current members of the Audit Committee include Messrs. Formisano (Chairperson), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held five meetings in 2008. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee monitors the investment performance of the Portfolio and the performance of the Adviser and subadvisers. The Investment Committee held four meetings in 2008. The current members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairperson) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan (the “Plan”). The Contract Review Committee held three meetings in 2008. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (Chairperson) and Luhn and Messrs. Formisano, Beck, Holt and Zock.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Portfolio securities. The Valuation Committee held three meetings in 2008. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell. Messrs. Formisano, Beck, Zock and Ms. Luhn serve as alternates.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2008, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Theodore J. Beck	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	$1 – 10,000	$1 – 10,000
Richard A. Holt	None	None	None	None	None	$50,001 – 100,000	$50,001 – 100,000
Suanne K. Luhn	None	None	None	None	None	$1 – 10,000	$1 – 10,000
Harriet A. Russell	None	None	None	None	None	None	None
George J. Zock	None	None	None	None	None	$1 – 10,000	$1 – 10,000

Directors Who are “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None	None	None	None	None	None

As of April 1, 2009, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2008. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. Through December 31, 2008, the Company and Wilshire Variable Insurance Trust each paid a portion of the CCO’s compensation, and Wilshire paid the remainder of such compensation. Effective January 1, 2009, Wilshire pays all of the CCO's compensation. Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each independent Board member an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500. Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each independent Board member an annual retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation earned from the Company for the fiscal year ended December 31, 2008 by the independent directors.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Theodore J. Beck**	$7,069	N/A	N/A	$16,500
Roger A Formisano	$14,501	N/A	N/A	$33,000
Richard A. Holt	$14,501	N/A	N/A	$33,000
Suanne K. Luhn***	$10,769	N/A	N/A	$25,333
Harriet A. Russell	$14,501	N/A	N/A	$30,000
George J. Zock	$20,575	N/A	N/A	$46,000
____________________
*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

**	Mr. Beck became an independent director on May 1, 2008.
***	Ms. Luhn became an independent director on February 1, 2008.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2009. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	66.55%

Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715	11.12%

LARGE COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715	20.26%

State Street Bank Trust Intercontinental Hotels Corp 200 Newport Ave North Quincy, MA 02171	11.90%

Shareholders	Percentage Owned
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	10.56%

NFS LLC Bancfirst Trust & Investment Management 101 N Broadway Ave Ste 750 Oklahoma City, OK 73102-8405	7.08%

LARGE COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715	85.41%

Charles Schwab & Co. Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	5.46%

LARGE COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Charles Schwab & Co. Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	36.42%

Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.84%

SMALL COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715	41.27%

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	20.67%

Steven S. Andrews 154 1/2 Panoramic Way Berkeley, CA 94704-1830	5.76%

SMALL COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
NFS LLC Sacred Heart Catholic High School 506 E. Broadway Street Morrilton, AR 72110-3563	19.76%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	7.37%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	6.43%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	6.43%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	6.11%

SMALL COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plaza Springfield, IL 62715	35.79%

Charles Schwab & Co. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4122	19.84%

Counsel Trust FBO FTJFC 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	8.04%

SMALL COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	28.49%

Charles Schwab & Co. Mutual Fund Department 101 Montgomery Street, San Francisco, CA 94104-4122	21.55%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	8.43%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	6.40%

LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	5.46%

NFS LLC FBO FMT Co. Custodial IRA FBO John S. Herring PO Box 549 Saluda, NC 28773-0549	5.21%

WILSHIRE 5000 INDEXsm FUND
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	42.47%

Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plaza Springfield, IL 62715	11.91%

WILSHIRE 5000 INDEXsm FUND
Institutional Class

Shareholders	Percentage Owned
Genworth Financial Trust Co. GFAM Inc. 3200 N. Central Ave., Suite 612 Phoenix, AZ 85012	69.67%

Horace Mann Life Insurance Co. 1 Horace Mann Plaza Springfield, IL 62715	27.33%

WILSHIRE LARGE CAP CORE 130/30 FUND
Investment Class

Shareholders	Percentage Owned
VIT Balanced Fund 1 Freedom Valley Dr. Oaks, PA 19456	99.42%

WILSHIRE LARGE CAP CORE 130/30 FUND
Institutional Class

Shareholders	Percentage Owned
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	47.59%

Counsel Trust FBO FTJFC 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	41.14%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”).

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, January 1, 2007, January 18, 2007, January 25, 2007, January 19, 2007, and January 25, 2007, respectively, LA Capital, Payden, Quest, Sawgrass, and Victory each manage a portion of the Large Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated September 20, 2007, December 23, 2004, as amended, and September 20, 2007, respectively, Acadian, Pzena, and Systematic each manage a portion of the Large Company Value Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, LA Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, LA Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a sub-advisory agreement with Wilshire dated April 1, 2002, as amended, LA Capital manages the Index Fund.

Pursuant to sub-advisory agreements with Wilshire dated November 5, 2007, November 7, 2007 and November 5, 2007, respectively, AXA Rosenberg, TS&W and TWIN each manage a portion of the 130/30 Fund.

Investment Advisory Agreements and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of the average daily net assets for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets of the Index Fund, and 1.00% of the average daily net assets for the 130/30 Fund. Effective July 22, 2004, Wilshire voluntarily limits total annual Portfolio operating expenses to 1.50% for the Institutional Class and 1.50% less an equivalent ratio of Investment Class share – specific expenses of the Small Company Growth Portfolio and Small Company Value Portfolio. This voluntary waiver/reimbursement may be changed by Wilshire at any time, subject to approval by the Board. Wilshire has entered into a contractual expense limitation agreement with the 130/30 Fund to waive a portion of its management fees to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2010. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation. For the fiscal years ended December 31, 2006, 2007 and 2008 the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers) were as follows:

2006
Portfolio	Advisory Fee Payable	Reduction in Fee		Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$4,535,906	$0		$$4,535,906	0.75%
Large Company Value Portfolio	$$536,239	$0		$$536,239	0.75%
Small Company Growth Portfolio	$$130,438	$93,456	(1)	$$36,982	0.24%
Small Company Value Portfolio	$$174,686	$123,309	(1)	$$51,377	0.25%
Wilshire 5000 Indexsm Fund	$$168,830	$0		$$168,830	0.10%

2007
Portfolio	Advisory Fee Payable	Reduction in Fee		Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$4,065,830	$0		$4,065,830	0.75%
Large Company Value Portfolio	$600,144	$0		$600,144	0.75%
Small Company Growth Portfolio	$142,168	$100,354	(1)	$41,814	0.25%
Small Company Value Portfolio	$234,339	$165,416	(1)	$68,923	0.25%
Wilshire 5000 Indexsm Fund	$266,337	$0		$266,337	0.10%
Wilshire Large Cap Core 130/30 Fund(2)	$15,574	$21,064	(3)	$(5,490)	0%

2008
Portfolio	Advisory Fee Payable	Reduction in Fee	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$2,603,309	$0	$2,603,309	0.75%
Large Company Value Portfolio	$334,147	$0	$334,147	0.75%
Small Company Growth Portfolio	$116,620	$82,320	$34,300	0.25%
Small Company Value Portfolio	$160,362	$113,197	$47,165	0.25%
Wilshire 5000 Indexsm Fund	$212,305	$0	$212,305	0.10%
Wilshire Large Cap Core 130/30 Fund(2)	$221,372	$242,021	$(20,649)	0%
____________________
(1)
Effective July 22, 2004, Wilshire has voluntarily agreed to limit total annual Portfolio operating expenses for the Investment Class to 1.50% and for the Institutional Class to 1.50%, less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 31, 2009 and may be changed by Wilshire at any time, subject to approval by the Board.

(2)	The 130/30 Fund commenced operations on November 15, 2007.

(3)
Wilshire has entered into a contractual expense limitation agreement with the 130/30 Fund to waive a portion of its management fees to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2010. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the “Sub-Advisory Agreements”), the fees payable to a Sub-Adviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of AXA Rosenberg, NWQ and Pzena) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.

The Sub-Advisory Agreements with NWQ, Payden, Pzena, Quest, Sawgrass, and Victory was approved for an initial period ending August 31, 2008 and will continue in force from year to year with respect to a Portfolio so as long it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Sub-Advisory Agreements with AXA Rosenberg, TS&W and TWIN will continue in force until August 31, 2009, unless sooner terminated as provided in the respective Sub-Advisory Agreements. After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to a Portfolio so as long it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal years ended December 31, 2006, 2007 and 2008, the aggregate sub-advisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets were as follows:

2006
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,747,103	0.29%
Large Company Value Portfolio	$268,661	0.38%
Small Company Growth Portfolio	$57,350	0.37%
Small Company Value Portfolio	$75,743	0.37%
Wilshire 5000 Indexsm Fund	$84,415	0.05%

2007
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,488,687	0.27%
Large Company Value Portfolio	$273,809	0.75%
Small Company Growth Portfolio	$56,118	0.34%
Small Company Value Portfolio	$109,644	0.40%
Wilshire 5000 Indexsm Fund	$133,168	0.05%
Wilshire Large Cap Core 130/30 Fund(1)	$8,981	0.58%

2008
Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$978,186	0.21%
Large Company Value Portfolio	$170,556	0.04%
Small Company Growth Portfolio	$45,116	0.01%
Small Company Value Portfolio	$68,167	0.02%
Wilshire 5000 Indexsm Fund	$106,153	0.02%
Wilshire Large Cap Core 130/30 Fund(1)	$126,312	0.03%
____________________
(1)	The 130/30 Fund commenced operations on November 15, 2007.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Acadian

Ronald Frashure, John Chisholm, Brian Wolahan, Raymond Mui and Charles Wang, portfolio managers of Acadian’s portion of the Large Company Value Portfolio, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

Ronald Frashure, John Chisholm, Brian Wolahan, Raymond Mui and Charles Wang
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	12	$2,651	4	$1,524
Other Pooled Investment Vehicles:	57	$7,446	8	$924
Other Accounts:	200	$32,430	36	$9,663
____________________
*
The investment professionals listed above function as part of a core equity team of 12 portfolio managers and are not segregated along product lines or by client type. The portfolio managers worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management as of December 31, 2008, segregated by investment vehicle type.

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Company Value Portfolio, which may have different investment guidelines and objectives. In addition to the Large Company Value Portfolio, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Large Company Value Portfolio as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Company Value Portfolio and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Company Value Portfolio, they may track the same benchmarks or indexes as the Large Company Value Portfolio tracks, and they may sell securities that are eligible to be held, sold or purchased by the Large Company Value Portfolio. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Company Value Portfolio, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Company Value Portfolio.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian’s CCO.

Compensation structure varies depending upon seniority, position, range of responsibility, and other factors. The basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP). Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

As of December 31, 2008, the portfolio managers of Acadian owned no securities of the Large Company Value Portfolio.

AXA Rosenberg

Investment decisions arise from AXA Rosenberg’s disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg’s portfolio engineers research and monitor the 130/30 Fund’s performance against the relevant benchmark and ensure compliance with the 130/30 Fund’s objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg’s investment models and for the day-to-day portfolio management operations of the 130/30 Fund.

Dr. William Ricks is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg’s investment strategies and the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering and portfolio construction. Information as other accounts overseen by Dr. Ricks, as of December 31, 2008, is as follows:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	23	$4,740	9	$2,050
Other pooled investment vehicles	23	$2,650	1	$15.6
Other advisory accounts	161	$1,670	31	$3,920

AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the 130/30 Fund.

Dr. Ricks’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the 130/30 Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the 130/30 Fund’s, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the 130/30 Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

Dr. Ricks’ compensation is paid by AXA Rosenberg. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds.

As of December 31, 2008, Dr. Ricks owned no shares of the 130/30 Fund.

LA Capital

LA Capital manages the Index Fund and a portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Thomas D. Stevens, LA Capital’s president, is the primary portfolio manager for the portion of each Portfolio sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of December 31, 2008:

Thomas D. Stevens
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	17	$1,162.4	0	$0
Other Pooled Investment Vehicles:	1	$298.2	1	$298.2
Other Accounts:	33	$2,919.6	9	$1,134.5

As of December 31, 2008, LA Capital managed 51 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 21 different benchmarks. Although certain of LA Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities.  Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices.  This is due to the fact that trade "waves" created using the "wave optimization algorithms," are specific to each traded account and use live prices as a primary "wave" creation determinant.  A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm's policy to trade the client managed account(s) first and the proprietary account(s) last.  If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts.  Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to "aggregated transactions."

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders.  The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program.  LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm's desire to minimize implementation shortfall.  LA Capital believes this "frictionless" benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of LA Capital and are compensated based on LA Capital's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital's profits. Mr. Stevens manages 10 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2008, Mr. Stevens did not own shares of any of the Portfolios.

NWQ

Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2008:

Phyllis G. Thomas
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	5	$163	0	$0
Other Pooled Investment Vehicles:	1	$87	0	$0
Other Accounts:	3,365	$1,035	0	$0

Conflict of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures in order to fairly allocate portfolio transactions across multiple accounts.

•
With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Small Company Value Portfolio or the other accounts.

•
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some client may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Small Company Value Portfolio is subject to different regulations than the other accounts managed by Ms. Thomas. As a consequence of this difference in regulatory requirements, the Small Company Value Portfolio may not be permitted to engage in all of the investment techniques or transactions to the same extent as the other accounts managed by Ms. Thomas. NWQ attempts to address other forms of conflicts through its policies which, among other things, (i) prohibit use of soft dollars for access to specialized research and databases; (ii) prohibit cross transactions between clients; (iii) consider client suitability issues in allocating initial public offerings; and (iv) in the case of trade errors, attempt to make clients whole and eliminate any benefit to NWQ or the broker in resolving account trade errors.

Compensation

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability.  Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements, which include significant non-solicitation and, in some cases, non-compete clauses.

As of December 31, 2008, Ms. Thomas did not own any shares in the Small Company Value Portfolio.

Payden

James T. Wong and Frank J. Lee are portfolio managers of Payden’s portion of the Large Company Growth Portfolio, and are also primarily responsible for the day-to-day management of registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

James T. Wong and Frank J. Lee
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$85	0	$0
Other advisory accounts	14	$489	0	$0

Payden has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Large Company Growth Portfolio and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.

Payden portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of Payden and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to Payden overall and other factors.

As of December 31, 2008, James T. Wong and Frank. J. Lee did not own any shares of the Large Company Growth Portfolio.

Pzena

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III manage Pzena’s portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and DeSpirito, III, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2008:

Richard S. Pzena
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	8	$2,947	0	$0
Other Pooled Investment Vehicles:	76	$992	0	$0
Other Accounts:	265	$4,465	9	$378

John P. Goetz
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	10	$2,993	0	$0
Other Pooled Investment Vehicles:	102	$2,401	1	$28
Other Accounts:	279	$5,217	10	$446

Antonio DeSpirito, III
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	7	$2,923	0	$0
Other Pooled Investment Vehicles:	26	$740	0	$0
Other Accounts:	76	$2,004	6	$242

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product -specific basis. Thus, all large cap value Accounts, whether they be mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Large Company Value Portfolio and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio relative to the performance of the Portfolio’s benchmark. For investment professionals, Pzena examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. All shares are voting shares (i.e., not phantom stock).

As of December 31, 2008, Messrs. Pzena, Goetz and DeSpirito, did not own any shares of the Large Company Value Portfolio.

Quest

Quest’s Investment Committee, portfolio managers of Quest’s portion of the Large Company Growth Portfolio, is also primarily responsible for the day-to-day management of registered investment companies, other pooled investment vehicles and other advisory accounts.

Quest’s Investment Committee includes: Douglas P. Goebel, CFA, E. Adrian Hamilton, Cameron M. Johnson, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood.

As of December 31, 2008, information on these other accounts is as follows:

Douglas P. Goebel, E. Adrian Hamilton, Cameron M. Johnson, Monte L. Johnson, Garth R. Nisbet and Gregory G. Sherwood
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	2	$44.3	0	$0
Other pooled investment vehicles	8	$109	0	$0
Other advisory accounts	71	$1,334	0	$0

According to Quest, there are no material conflicts of interest between Quest portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Quest manages.

Quest’s portfolio manager compensation is not tied to performance of any product or specific account. Quest portfolio managers are paid a base annual salary which may include a year-end bonus that is based on the overall profitability of Quest rather than any specific product or account.

As of December 31, 2008, the Quest portfolio managers listed above did not own any shares of the Large Company Growth Portfolio.

Ranger

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

W. Conrad Doenges
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	5	$224.4	0	$0
Other pooled investment vehicles	4	$75.5	0	$0
Other advisory accounts	19	$303.6	3	$11.7

According to Ranger, there are no material conflicts of interest between the portfolio manager’s management of a portion of the Small Company Growth Portfolio’s investments and the investments of the other accounts Ranger manages.

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary. The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual’s profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

As of December 31, 2008, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio, other than through his limited partnership interest in Ranger SmallCap Fund, LP.

Sawgrass

Marty LaPrade, CFA, lead portfolio manager of Sawgrass’ portion of the Large Company Growth Portfolio, are primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

Marty LaPrade, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	23	$35	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	59	$631	4	$24

According to Sawgrass, there are no material conflicts of interest between Sawgrass portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other advisory accounts Sawgrass manages.

As partners of Sawgrass investments, Sawgrass portfolio managers receive a competitive base compensation supplemented by an annual distribution representing a share of Sawgrass’ profitability. All Sawgrass employees are eligible to participate in the Sawgrass 401(k) defined contribution plan which incorporates a company match.

As of December 31, 2008, Marty LaPrade did not own any shares of the Large Company Growth Portfolio.

Systematic

Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Mr. McCreesh and Mr. Mushock are both partners of Systematic and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

Kevin McCreesh and Ronald Mushock
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	10	$1,030	0	$1,030
Other pooled investment vehicles	7	$303	0	$303
Other advisory accounts	1,744	$3,922	1	$4,132

Systematic is majority owned by Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company, which invests in mid-sized asset management firms. Neither AMG nor any of their other affiliates formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interests of its clients.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic’s clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, proxy voting and trading error policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

Messrs. McCreesh and Mushock are partners of Systematic and co-portfolio managers for the strategy. Employee-owners receive income distributions scaled to Systematic’s profit margins. Moreover, Messrs. McCreesh and Mushock are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

As of December 31, 2008, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

TS&W

TS&W’s portion of the 130/30 Fund is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittmann, CFA, Matthew H. Cullen, CFA, W. Patrick Schubmehl, Jr. and Brett P. Hawkins, CFA, CPA. The team also utilizes the resources of TS&W’s twelve sector research analysts. This team is also responsible for the day-to-day management of other registered investment companies, pooled investment vehicles advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

Mark S. Tyler, Charles J. Wittmann, Matthew H. Cullen, W. Patrick Schubmehl, Jr. and Brett P. Hawkins
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	2	$171.6	0	$0
Other pooled investment vehicles	3	$59.6	2	$47.7
Other advisory accounts	91	$1,644.9	0	$0

Conflicts of interest may arise in managing the 130/30 Fund’s investments, on the one hand, and the portfolios of TS&W’s other clients and/or accounts (together “TS&W Accounts”), on the other. Conflicts typically identified are side-by-side management (portfolio managers managing both long only TS&W Accounts and the 130/30 Fund) and TS&W Accounts with performance incentive fees. Set forth below is a brief description of these conflicts and TS&W’s policy or procedure for handling them. Although TS&W has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple TS&W Accounts (side-by-side management) inherently means there may be competing interests for the portfolio management team’s time and attention. TS&W seeks to minimize this by utilizing one investment process for all of its equity products. That process combines quantitative and fundamental analysis with disciplined risk controls. This process seeks to identify long ideas with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation for TS&W’s traditional long only TS&W Accounts and the long component of both 130/30 accounts and other long/short accounts. The process also seeks to identify short ideas with some combination of expensive valuation and negative change that could lead to a significantly lower valuation for the short positions of both 130/30 accounts and other long/short accounts.

The portfolio managers for the 130/30 Fund are likely to be participating simultaneously with other TS&W long only equity products with respect to specific securities transactions. TS&W determines which broker to use to execute each order, consistent with its duty to seek best execution. TS&W aggregates like orders where it believes doing so is beneficial to the TS&W Accounts. However, with respect to certain TS&W Accounts, TS&W may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, TS&W may place separate, non-simultaneous transactions for the 130/30 Fund and another TS&W Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Further, TS&W recognizes conflicts of interest associated with managing TS&W Accounts with different fee structures. TS&W Accounts with performance incentive fee structures may create inherent pressure to allocate investments having a greater potential for higher returns to those TS&W Accounts with performance incentive fees. TS&W generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value TS&W Accounts, 130/30 Accounts, etc.). TS&W also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. TS&W requires average pricing of all aggregated orders and has specific allocation procedures in the event of partial executions. TS&W’s Policies and Procedures and the Code of Ethics emphasize a strict policy prohibiting portfolio managers (and all TS&W employees) from placing the investment interests of one TS&W Account or group of TS&W Accounts with the same investment objectives above the investment interests of any other TS&W Account or group of TS&W Accounts with the same or similar investment objectives. TS&W has procedures in place to monitor TS&W Account transactions to ensure the policies are adhered to.

TS&W has also established specific policies that prohibit any TS&W Account managed using the four factor process (including 130/30) with the ability to short securities from shorting any security that is a TS&W primary security holding. A primary security holding refers to any core holding in any of the firm’s other long only equity products. It specifically excludes miscellaneous securities most frequently held in TS&W high net worth clients’ taxable portfolios.

TS&W seeks to maintain a competitive compensation program based on investment management industry standards to attract exceptional talent and retain superior investment professionals. TS&W’s compensation structure is comprised of the following:

Base Salary: TS&W’s portfolio managers are paid a fixed base salary, which depends on the experience and responsibilities of the portfolio manager. TS&W’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus: TS&W’s portfolio managers are eligible to receive an annual bonus. Targeted bonus amounts vary based on the experience level and responsibilities of the TS&W portfolio manager. The discretionary performance bonus is based on the overall success of TS&W, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually.

Equity Payments: TS&W’s portfolio managers who are equity owners receive quarterly distributions based upon their equity ownership share and the TS&W profitability. TS&W believes this structure allows it to retain highly qualified portfolio managers, as TS&W provides the opportunity to share directly in the success of the business.

Each TS&W portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a profit sharing plan and 401(k) plan), which are available to all TS&W employees.

As of December 31, 2008, Messrs. Tyler, Wittmann, Cullen, Schubmehl or Hawkins did not own any shares of the 130/30 Fund.

TWIN

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the 130/30 Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2008, information on these accounts is as follows:

Geoffrey Gerber and Christopher B. Erfort
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	3	$101.39	0	$0
Other pooled investment vehicles	5	$46.87	1	$19.38
Other advisory accounts	25	$414.99	1	$31.69

TWIN manages the 130/30 Fund pari passu with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the 130/30 Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of December 31, 2008, Messrs. Gerber or Erfort did not own any shares of the 130/30 Fund.

Victory

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba, portfolio managers of Victory’s portion of the Large Company Growth portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts. As of December 31, 2008, information on these other accounts is as follows:

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered investment companies	3	$101.5	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	65	$741.2	0	$0

According to Victory, there are no material conflicts of interest between the portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Victory manages.

Each Victory portfolio manager receives a base salary plus an annual incentive bonus for managing a portion of the Large Company Growth Portfolio, other investment companies and other accounts. A Victory portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A Victory portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of the Victory portfolio manager’s accounts relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The Victory manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below- average performance may result in an incentive bonus as low as zero. Performance results for a Victory manager are based on the composite performance of all accounts managed by that Victory manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Victory portfolio managers may participate either in Victory’s long-term incentive plan, the results for which are based on Victory’s business results (the “Victory Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”), or both. Eligibility for participation in these Victory incentive programs depends on the Victory manager’s performance and seniority. Mr. Maronak, Mr. Kefer, and Mr. Dahl participate in the Victory Incentive Plan and the KeyCorp Incentive Plan.

As of December 31, 2008, Messrs. Maronak, Kefer, Dahl and Koskuba did not own any shares of the Large Company Growth Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Services Agreement

Administrator.  The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust.  SEI is located at One Freedom Valley Drive, Oaks, PA  19456 and is an affiliate of the Distributor.  SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.  SEI Investment Management Corporation, and its subsidiaries and affiliates,  including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company.  The Administrator prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Portfolio’s operations, other than providing legal or investment advice.  The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by each Portfolio to PFPC for the years ended December 31, 2006 and 2007 and the period from January 1, 2008 through July 13, 2008:

2006
Portfolio	Administration & Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$455,158	$1,000	$454,158
Large Company Value Portfolio	$53,810	$1,000	$52,810
Small Company Growth Portfolio	$11,545	$1,000	$10,545
Small Company Value Portfolio	$15,460	$1,000	$14,460
Wilshire 5000 Indexsm Fund	$126,991	$1,000	$125,991

2007
Portfolio	Administration & Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$397,285	$0	$397,285
Large Company Value Portfolio	$58,643	$0	$58,643
Small Company Growth Portfolio	$12,273	$0	$12,273
Small Company Value Portfolio	$20,215	$0	$20,215
Wilshire 5000 Indexsm Fund	$195,296	$0	$195,296
Wilshire Large Cap Core 130/30 Fund*	$1,162	$0	$1,162

January 1, 2008 – July 13, 2008
Portfolio	Administration &Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$288,440	$0	$288,440
Large Company Value Portfolio	$43,322	$0	$43,322
Small Company Growth Portfolio	$25,610	$0	$25,610
Small Company Value Portfolio	$29,553	$0	$29,553
Wilshire 5000 Indexsm Fund	$226,023	$0	$226,023
Wilshire Large Cap Core 130/30 Fund*	$36,809	$0	$36,809
____________________
*	The 130/30 Fund commenced operations on November 15, 2007.

The following table describes the administration and accounting fees paid by each Portfolio to SEI for the period July 14, 2008 through December 31, 2008:

Portfolio	July 14, 2008 - December 31, 2008
Large Company Growth Portfolio	$92,913
Large Company Value Portfolio	$11,870
Small Company Growth Portfolio	$6,880
Small Company Value Portfolio	$9,934
Dow Jones Wilshire 5000 Indexsm Fund	$71,944
Wilshire Large Cap Core 130/30 Fund	$12,036

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Distributor. Pursuant to a Distribution  Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Portfolio in the sale of its shares.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares.  Prior to July 14, 2008,  PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice.  Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act.  The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

During the last two fiscal years and the period January 1, 2008 through July 13, 2008, PFPC Distributors received the following in distribution fees from the Portfolios:

Portfolio	2006
Large Company Growth Portfolio		$964,820
Large Company Value Portfolio		$156,319
Small Company Growth Portfolio		$36,617
Small Company Value Portfolio		$47,164
Wilshire 5000 Indexsm Fund		$287,581
Wilshire Large Cap Core 130/30 Fund	$

Portfolio	2007
Large Company Growth Portfolio	$844,811
Large Company Value Portfolio	$177,876
Small Company Growth Portfolio	$41,266
Small Company Value Portfolio	$757,524
Wilshire 5000 Indexsm Fund	$378,486
Wilshire Large Cap Core 130/30 Fund	$1,212

Portfolio	January 1, 2008-July 13, 2008
Large Company Growth Portfolio	$343,165
Large Company Value Portfolio	$59,970
Small Company Growth Portfolio	$21,789
Small Company Value Portfolio	$29,918
Wilshire 5000 Indexsm Fund	$167,306
Wilshire Large Cap Core 130/30 Fund	$11,077

During the period July 14, 2008 through December 31, 2008, the Distributor received the following in distribution fees from the Portfolios:

Portfolio	July 14, 2008-December 31, 2008
Large Company Growth Portfolio	$201,930
Large Company Value Portfolio	$38,167
Small Company Growth Portfolio	$8,262
Small Company Value Portfolio	$15,570
Wilshire 5000 Indexsm Fund	$127,832
Wilshire Large Cap Core 130/30 Fund	$8,348

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2008 are set forth below.

2008
Portfolio	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Large Company Growth Portfolio	$1,028	$504,888	$0	$88,916	$594,832
Large Company Value Portfolio	$182	$94,184	$0	$9,410	$103,776
Small Company Growth Portfolio	$60	$31,320	$0	$3,122	$34,502
Small Company Value Portfolio	$80	$41,594	$0	$(3,497)	$38,177
Wilshire 5000 Indexsm Fund	$170	$274,239	$0	$29,657	$304,065
Wilshire Large Cap Core 130/30 Fund	$26	$7,358	$0	$5,676	$13,059

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider.

Custodian

PNC Global Investment Servicing (“PNC”), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of each Portfolio, except the Wilshire Large Cap Core 130/30 Fund. Under the Custodian Services Agreement, PNC maintains each Portfolio’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement. Custodial Trust Company (“CTC”), 101 Carnegie Center, Princeton, NJ 08540, serves as the custodian for the Wilshire Large Cap Core 130/30 Fund. Effective June 15, 2009, JPMorgan Chase Bank, N.A., 3 Chase Center, 8th floor, Brooklyn, New York, 11245, will serve as the custodian for the Wilshire Large Cap Core 130/30 Fund.

Transfer Agent

DST Systems, Inc. (‘DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company's transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act (the “Code”). The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Sub-Adviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Company

The Sub-Advisers have been delegated the responsibility for voting the Portfolio’s proxies pursuant to the Investment Sub-Advisory Agreements. Each Sub-Adviser votes proxies according to proxy voting policies, which are described below. Wilshire monitors the Sub-Advisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Sub-Adviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Sub-Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Sub-Advisers is summarized below.

Acadian

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (“ERISA”), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained RiskMetrics (formerly ISS) to research and vote its proxies. RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct RiskMetrics to cease voting proxies in so-called “share blocking” markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows: Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by RiskMetrics. The policies have been developed based on RiskMetrics independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. RiskMetrics proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)

•	Approval of Independent Auditors

•	Executive Compensation Plans

•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings

•	Amendments to the Articles of Association

•	Non-Executive Director Compensation Proposals (cash and share based components)

•	Increasing Borrowing Powers

•	Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with Risk Metrics including ensuring proxies Acadian is responsible to vote are forwarded to Risk Metrics, overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian’s Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

AXA Rosenberg

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg’s policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value. AXA Rosenberg has retained RiskMetrics to assist it in voting proxies with respect to client securities. ISS researches the proxy issue and makes a recommendation based on its Proxy Voting Guidelines. AXA Rosenberg’s general positions on various proposals are based on RiskMetric’s Proxy Voting Guidelines.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies RiskMetrics of this delegation, thereby enabling RiskMetrics to automatically receive proxy information. AXA Rosenberg monitors RiskMetrics to assure that the proxies are being properly voted and appropriate records are being retained.

RiskMetrics will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.
Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the RiskMetrics, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibilities from any other person or organization, except from a client to vote proxies for that client’s account.

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interests of its clients. Therefore, in situations where there is a conflict of interest, AXA Rosenberg will instruct the RiskMetrics to vote proxies in its clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for its clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if AXA Rosenberg determines that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, AXA Rosenberg may abstain from voting those shares.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.  It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans - Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused.  Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis.  Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives.  Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

NWQ

A senior member of the investment team of NWQ is responsible for oversight of the proxy voting process. NWQ has engaged the services of RiskMetrics Group (“RMG”) (formerly, Institutional Shareholder Services, Inc.) to make recommendations to NWQ on the voting of proxies relating to securities held in its clients’ accounts. NWQ reviews and frequently follows RMG’s recommendations. However, in selected instances, NWQ may not vote in accordance with the RMG recommendations when NWQ believes that specific RMG recommendations are not in the best economic interests of the Small Cap Value Portfolio and its shareholders.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.  In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).  Moreover, in the event that NWQ determines that it has a material conflict of interest in voting a proxy, NWQ has adopted procedures to address how it will vote in these situations.  If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company’s request.

This summary is qualified in its entirety by reference  to NWQ’s Proxy Voting Policies and Procedures and RMG Guidelines.

Payden

Over time, the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

Absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of its independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. From time to time, Payden may purchase for one client’s portfolio securities that have been issued by another client. Payden does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden. For example, Payden may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden has purchased Alpha Company’s securities for the account of Beta Company, another Payden client. Moreover, Beta Company’s policies would suggest Payden should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden’s relationship with Alpha Company’s management. Thus, Payden may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interests and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden as follows:

1.
If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden will then seek specific instructions from the client.

Pzena

Pzena subscribes to ISS’ proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Officer will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.

Quest

Quest, as a matter of policy and as a fiduciary to Quest’s clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. Quest maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Quest’s proxy policies and practices. Quest’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In the absence of specific voting guidelines from a client, Quest will vote proxies in the best interests of each particular client. Quest’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Quest’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Quest will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditor’s non-audit services. Quest will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, Quest will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

Douglas Goebel, Senior Vice President of Quest, has the responsibility for the implementation and monitoring of Quest’s proxy voting policy, practices, disclosures and record keeping. Mr. Goebel will identify any conflicts that exist between the interests of Quest and the client by reviewing the relationship of Quest with the issuer of each security to determine if Quest or any of its employees has any financial, business or personal relationship with the issuer. If a material conflict of interest exists, the CCO, Mr. Monte Johnson, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The interests of Quest’s clients are paramount to those of Quest. This is the overriding principle in resolving material conflicts of interest on proxy matters. In general terms, examples of potential conflicts of interest include, but are not limited to, the following:

•	Quest or any related company managing the pension for a company soliciting proxies

•	Quest or any related company administering the employee benefit plan for a company soliciting proxies.

•	Quest or any related company providing brokerage, underwriting, insurance or baking services for a company soliciting proxies.

•	Quest or any related company managing money for an employee group.

It is the opinion of Quest that the occurrence of such conflicts of interest would be infrequent due to the nature of Quest’s business (i.e., no related companies providing brokerage, banking, etc.) and the composition of Quest’s client list (i.e., primarily individuals, Taft-Hartley pensions and endowments). Quest will maintain a record of the voting resolution of any conflict of interest.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Sawgrass

Sawgrass recognizes its primary fiduciary responsibility to vote proxies in the best interests of clients and in compliance with regulatory authorities. Sawgrass employs RiskMetrics Group to assist in the research and voting process. Sawgrass believes the retention of an outside expert in this area is value added to the client.

Sawgrass reviews the critical issues and recommendations made by RiskMetrics Group. Corporate governance practices are a critical element in the proxy voting process, and Sawgrass uses the proxy voting process to help encourage good corporate governance.

The CCO of Sawgrass has overall responsibility for the implementation and monitoring of Sawgrass’ Proxy Voting Policy, practices, disclosures and record keeping. The policies are designed to assure that proxies are voted in the best interests of shareholders or fund participants. The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of any business relationships that Sawgrass or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as may be recommended by a third party voting recommendation. In all cases, the interests of clients will take precedence to those of Sawgrass and its staff. Potential areas of conflict could include, but are not limited to, the following: (i) Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors; (ii) Sawgrass having a material business relationship with a company seeking proxy votes; and (iii) Sawgrass actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.

Systematic

As an investment adviser and fiduciary of client assets, Systematic has implemented proxy voting policies and procedures designed to ensure that Systematic votes proxies in the best interests of clients for whom Systematic has voting authority.

Systematic has retained RiskMetrics as an independent proxy voting agent, and Systematic generally adheres to the RiskMetrics proxy voting guidelines when voting proxies. The adoption of the RiskMetrics proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of this policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic has adopted four sets of RiskMetrics’ proxy voting policy guidelines; a set of guidelines based on AFL-CIO policies and standards for Taft-Hartley/Union plans, a set of guidelines geared towards socially responsible investing, public fund advisory policy and a set of “general” guidelines for all other clients. The general set of proxy voting guidelines has been chosen for the Large Company Value Portfolio.

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm's proxy voting service provider.  Systematic will generally decline to vote proxies in instances where doing so would cause a restriction to be placed on Systematic's ability to trade securities held in client accounts in "share blocking" countries.  Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

There may be a situation where RiskMetrics itself may have a material conflict with an issuer of a proxy. In those situations, RiskMetrics will fully or partially abstain from voting and Systematic's proxy voting committee will provide the actual voting recommendation after a review of the vote (s) involved. Systematic's CCO must approve any decision made on such vote prior to the vote being cast.

Periodically, Systematic will verify with RiskMetrics that it continues to vote according to its independent guidelines and continues to monitor for any potential conflicts of interest.

TS&W

TS&W acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interests of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the ERISA to vote proxies prudently and solely in the best interests of plan participants and beneficiaries (ii) will vote stock proxies in the best interests of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of RiskMetrics Group (RMG) which is an indirect wholly-owned subsidiary of RiskMetrics. RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, RMG serves more than 1,700 institutions. RMG’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of RMG’s standard voting guidelines which include:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

•	Executive & Director Compensation

•	Equity Compensation Plans

•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies

•	Shareholder Proposals on Compensation

•	Corporate Responsibility

•	Consumer Issues and Public Safety

•	Environment and Energy

•	General Corporate Issues

•	Labor Standards and Human Rights

•	Military Business

•	Workplace Diversity

•	Mutual Fund Proxies

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, RMG may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and RMG will examine each issue solely from an economic perspective.

•	A complete summary of RMG’s voting guidelines, domestic & foreign, are available at: www.riskmetrics.com/issgovernance/policy/2009/policy-information

Conflicts of Interest

•
Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•
Upon timely receipt of proxy materials, RMG will automatically release vote instructions on a client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at RMG via Governance Analytics website (RMG’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.

•	For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•
Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interests of clients.

•	Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Practical Limitations Relating to Proxy Voting

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•
Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•
Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

•
The proxy information is maintained by RMG on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•
Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling TS&W toll free (800) 697-1056.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer. The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. TWIN generally follows the Glass Lewis recommendation. Glass Lewis forwards the vote record to Broadridge Financial Services to process. TWIN has the right to direct that proxies be voted in a manner different from that recommended by Glass Lewis. However, when in the best judgment of TWIN its interests conflict with the interests of client, TWIN will follow the recommendation of Glass Lewis.

Victory

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Additionally,

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (“Victory’s Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer).

Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities. The guidelines are intended to assist in voting proxies and are not to be considered rigid rules. Victory’s Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. Voting may be executed through administrative screening per established guidelines with oversight by Victory’s Proxy Committee or upon vote by a quorum of Victory’s Proxy Committee.

Victory’s Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, a Senior Portfolio Manager, and Head of Fund Administration. Approval is based on majority votes of Victory’s Proxy Committee.

Victory’s Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxies are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or Victory’s Proxy Committee. Decisions are based exclusively with the best interests of shareholders in mind.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable. Victory’s Proxy Committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. Victory’s Proxy Committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When Victory’s Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception is recorded.

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, Victory’s Proxy Committee will:

•	Vote the proxy in accordance with the proxy voting guidelines unless such guidelines are judged by Victory’s Proxy Committee to be inapplicable to the proxy matter at issue

•	Determine whether a vote for, or against, the proxy is in the best interests of the client’s account, in the event that the proxy voting guidelines are inapplicable

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of CCO, or their designee, or consult an external, independent adviser

•	Report any such proxy votes to the Victory Board.

If a member of Victory’s Proxy Committee has a conflict (e.g. – family member on board of company), the member will not vote or will be recused from voting.

PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

Although each Sub-Adviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.

Prime Broker. Bear Stearns Securities Corporation (“Bear Stearns”) serves as the 130/30 Fund’s prime broker, which means that all 130/30 Fund portfolio transactions are cleared through the 130/30 Fund’s prime brokerage account with Bear Stearns. Bear Stearns is an affiliate of the 130/30 Fund’s custodian, CTC. Bear Stearns or its affiliates may receive payments under the Investment Class Shares’ Service and Distribution Plan and/or under the shareholder services plan for both the 130/30 Fund’s Investment Class Shares and Institutional Class Shares. Effective June 15, 2009, JPMorgan Chase Bank, N.A. will serve as the 130/30 Fund’s prime broker.

For the fiscal years ended December 31, 2008, 2007 and 2006 each Portfolio paid total brokerage commissions as follows:

Portfolio	2008	2007	2006
Large Company Growth Portfolio	$518,170	$724,245	$426,276
Large Company Value Portfolio	$81,571	$83,043	$73,595
Small Company Growth Portfolio	$44,603	$39,882	$34,415
Small Company Value Portfolio	$65,144	$45,601	$51,888
Wilshire 5000 Indexsm Fund	$190,658	$230,936	$273,121
Wilshire Large Cap Core 130/30 Fund*	$110,870	$11,898	$0
____________________
*	The 130/30 Fund commenced operations on November 15, 2007.

As of December 31, 2008, each Portfolio held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers	Market Value

Large Company Growth Portfolio
Goldman Sachs	$2,186,000
JPMorgan	$532,000
Large Company Value Portfolio
Bank of America	$589,000
JPMorgan	$734,000
Goldman Sachs	$93,000
Morgan Stanley	$206,000
Small Company Growth Portfolio
None
Small Company Value Portfolio
None
Wilshire 5000 Indexsm Fund
Bank of America	$1,175,000
Goldman Sachs	$635,000
Investment Technology Group	$7,000
Jefferies & Co	$21,000
JPMorgan	$1,894,000
Merrill Lynch	$256,000
Morgan Stanley	$268,000
Wilshire Large Cap Core 130/30 Fund
Bank of America	$584,000
Goldman Sachs	$136,000
JPMorgan	$944,000
Morgan Stanley	$23,000

No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company's pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision.

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the IRC for the fiscal year ended December 31, 2008 and intends to meet the same qualifications for the fiscal year ended December 31, 2009. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.
A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and for taxable years beginning before January 1, 2011, distributions to individual and other noncorporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied certain holding period requirements. In addition, the shareholder must meet certain holding period requirements with respect to his or her Portfolio shares. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual and other noncorporate shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss.  A shareholder’s ability to utilize capital losses may be limited by the IRC.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical properly relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.  Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).  However, effective for taxable years of a Portfolio beginning before January 1, 2010, the Portfolio will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Portfolio.  A Portfolio may choose not to designate such amounts.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

As of December 31, 2008, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio	Expiring December 31,
	2010	2011	2012	2013	2016
Large Company Growth Portfolio	—	—	—	—	$8,168,724
Large Company Value Portfolio	—	—	—	—	11,480,213
Small Company Growth Portfolio	—	—	—	—	$1,928,483
Small Company Value Portfolio	—	—	—	—	$2,759,056
Wilshire 5000 Indexsm Fund	$2,960,522	$3,810,802	$5,509,772	$108,266	$9,722,562
Wilshire Large Cap Core 130/30 Fund	—	—	—	—	$2,973,710

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six Portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Indexsm Fund and Wilshire Large Cap Core 130/30 Fund—each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 Indexsm Fund was named the Dow Jones Wilshire 5000 Indexsm Portfolio. The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 Indexsm Fund:
Wilshire 5000 Indexsm Fund – Investment Class Shares
Wilshire 5000 Indexsm Fund – Institutional Class Shares
Wilshire 5000 Indexsm Fund – Horace Mann Class of Shares
Wilshire 5000 Indexsm Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core 130/30 Fund:
Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-3 under the 1940 Act (“Rule 18f-3”) exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2008 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PwC, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXsm FUND
(formerly known as DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO)

QUALIFIED CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

May 1, 2009

This Statement of Additional Information (“SAI”) provides supplementary information for the Qualified Class Shares of the Wilshire 5000 Indexsm Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Qualified Class Shares of the Fund dated May 1, 2009 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2008 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at Wilshire Mutual Funds, Inc., c/o DST System, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	13
INVESTMENT ADVISORY AND OTHER SERVICES	13
CODE OF ETHICS	20
PROXY VOTING POLICY AND PROCEDURES	20
PORTFOLIO TRANSACTIONS	22
NET ASSET VALUE	22
PURCHASE AND REDEMPTION OF SHARES	23
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	24
OTHER INFORMATION	27
FINANCIAL STATEMENTS	28

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Qualified Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research (“LA Capital”) serves as the sub-adviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract (“Contract”) purchased by your employer from an insurance company (“Insurer”) with which the Fund has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer’s Contract disclosure document. Once you are invested in Qualified Class Shares of the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your employer’s Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts (“Contract Owners”) should consider their investment objectives and tolerance for risk when making an investment decision. The Fund’s net asset value (“NAV”) is not fixed and should be expected to fluctuate. You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

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A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers.

Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.

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These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s NAV, decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

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Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Indexsm or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

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Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) RiskMetrics Group, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

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The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Lawrence E. Davanzo, 56(2)	Director, President	Since 2005	President, Wilshire Associates Incorporated, October 2007 to Present; Senior Managing Director, Wilshire Associates Incorporated, October 2004 to October 2007; President, Wilshire Variable Insurance Trust, 2005 to Present; Managing Director, Guggenheim Partners, August 2004 to October 2004; Independent Investor, August 2001 to August 2004.	15	Wilshire Associates Incorporated; Wilshire Variable Insurance Trust (9 portfolios)

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors
Roger A. Formisano, 60	Director	Since 2006	Vice President, University Medical Foundation, 2006 to Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 portfolios)
Theodore J. Beck, 56	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to Present; Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin, 1999 to 2005.	15	Wilshire Variable Insurance Trust (9 portfolios)
Richard A. Holt, 67	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Variable Insurance Trust (9 portfolios)
Suanne K. Luhn, 54	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser), 1990 to 2006.	15	Wilshire Variable Insurance Trust (9 portfolios)
Harriet A. Russell, 67	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 portfolios)
George J. Zock, 58	Director, Chairperson of the Board	Since 2006	Independent consultant; formerly consultant, Horace Mann Service Corporation, 2004 to 2005; Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation, 1997 to 2003.	15	Wilshire Variable Insurance Trust (9 portfolios)
Officers
Helen Thompson, 41	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated, since 2003; Associate Director, First Quadrant, L.P., 2001 to 2003; Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer, 1996 to 2003, First Quadrant Limited.
				N/A	N/A
	Treasurer and Vice President	Since 2008
Victor Zhang, 36	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006.
				N/A	N/A

10

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Guarav Chopra, 30	Assistant Treasurer	Since 2009	Senior Associate, Wilshire Associates Incorporated, 2008 to Present; Senior Project Manager, IndyMac Bank, 2004 to 2007; and Portfolio Analyst, Hoefer Arnett, Inc., 2003 to 2004.	N/A	N/A
____________________
(1)
Each Director serves until the next Shareholders’ Meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than the May 1 following his or her 70th birthday.  Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company's Investment Adviser, Wilshire Associates Incorporated.

Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held four meetings in 2008. The current members of the Audit Committee include Messrs. Formisano (Chairperson), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held five meetings in 2008. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee monitors the investment performance of the Fund and the performance of the Adviser and subadviser. The Investment Committee held four meetings in 2008. The current members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairperson) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan (the “Plan”). The Contract Review Committee held three meetings in 2008. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (Chairperson) and Luhn and Messrs. Beck, Formisano, Holt and Zock.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Fund securities. The Valuation Committee held three meetings in 2008. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell. Messrs. Beck, Formisano, Zock and Ms. Luhn serve as alternates.

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Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2008, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who Are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Suanne K. Luhn	None	$1 – 10,000
Roger A. Formisano	None	$1 – 10,000
Richard A. Holt	None	$50,001 – 100,000
Harriet A. Russell	None	None
George J. Zock	None	$1 – 10,000
Theodore J. Beck	None	None

Director Who Is An “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

As of April 1, 2009, the Directors and officers of the Company did not hold in the aggregate, directly or beneficially, more than 1% of the outstanding shares of the Qualified Class Shares of the Fund.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2008. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. Through December 31, 2008, the Company and Wilshire Variable Insurance Trust each paid a portion of the CCO’s compensation, and Wilshire paid the remainder of such compensation. Effective January 1, 2009, Wilshire pays all of the CCO's compensation. Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each

Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500. Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each Independent Director an annual retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation earned from the Company for the fiscal year ended December 31, 2008 by the Independent Directors.

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Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex*
Theodore J. Beck**	$7069	N/A	N/A	$16,500
Roger D. Formisano	$14,501	N/A	N/A	$33,000
Suanne K. Luhn***	$14,501	N/A	N/A	$33,000
Richard A. Holt	$10,769	N/A	N/A	$25,333
Harriet A. Russell	$14,501	N/A	N/A	$30,000
George J. Zock	$20,575	N/A	N/A	$46,000
____________________
*
This is the total amount compensated to the Director for his or her service on the Company’s Board and the board of any other investment company in the fund complex. “Fund complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

**	Mr. Beck became an independent director on May 1, 2008.
***	Ms. Luhn became an independent director on February 1, 2008.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class shares of the Fund as of March 31, 2009. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed a “control person,” as defined by the 1940 Act.

Shareholders	Percentage Owned
America (NLICA) Prov-Pen c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	99.98%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”). LA Capital is the sub-adviser to the Fund pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, as amended May 29, 2007 (the “Sub-Advisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund. All advisory fees are accrued daily. For the fiscal years ended December 31, 2006, 2007 and 2008 the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets were as follows:

	Advisory Fee Paid	% of Average Net Assets
2006	$168,830	0.10%
2007	$266,337	0.10%
2008	$212,305	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more sub-advisers to manage the Fund or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

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The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreement and Fees

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2006, 2007 and 2008, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Fund and the corresponding percentages of net assets were as follows:

	Sub-Advisory Fee Paid	% of Average Net Assets
2006	$84,415	0.05%
2007	$133,168	0.05%
2008	$106,153	0.02%

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Fund other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

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Portfolio Manager

The following paragraphs provide certain information with respect to the portfolio manager of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Fund, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

LA Capital

LA Capital manages the Fund. Thomas D. Stevens, LA Capital’s president, is the primary portfolio manager for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2008:

Thomas D. Stevens
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	17	$1,162.4	0	$0
Other Pooled Investment Vehicles:	1	$298.2	1	$298.2
Other Accounts:	33	$2,919.6	9	$1,134.5

As of December 31, 2008, LA Capital managed 51 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 21 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities.  Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices.  This is due to the fact that trade "waves" created using the "wave optimization algorithms," are specific to each traded account and use live prices as a primary "wave" creation determinant.  A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

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In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm's policy to trade the client managed account(s) first and the proprietary account(s) last.  If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts.  Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to "aggregated transactions."

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders.  The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program.  LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm's desire to minimize implementation shortfall.  LA Capital believes this "frictionless" benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of LA Capital and are compensated based on LA Capital's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital's profits. Mr. Stevens manages 10 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2008, Mr. Stevens did not own shares of any of the Portfolios.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

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Services Agreement

Administrator.  The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust.  SEI is located at One Freedom Valley Drive, Oaks, PA  19456 and is an affiliate of the Distributor.  SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.  SEI Investment Management Corporation, and its subsidiaries and affiliates,  including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company.  The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice.  The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by the Fund to PFPC for the years ended December 31, 2006 and 2007 and the period from January 1, 2008 through July 13, 2008:

Administration and Accounting Fees
2006	$125,991
2007	$195,296
January 1, 2008 - July 13, 2008	$154,079

The following table describes the administration and accounting fees paid by the Fund to SEI for the period July 14, 2008 through December 31, 2008:

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Administration and Accounting Fees
July 14, 2008 - December 31, 2008	$71,944

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution  Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.  Prior to July 14, 2008,  PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice.  Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

During the last two fiscal years and the period January 1, 2008 through July 13, 2008, PFPC Distributors, Inc. received the following in distribution fees from the Fund:

Fund	2006

Wilshire 5000 Indexsm Fund	$287,581

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Fund	2007

Wilshire 5000 Indexsm Fund	$378,466

Fund	January 1, 2008-July 13, 2008

Wilshire 5000 Indexsm Fund	$167,306

During the period July 14, 2008 through December 31, 2008, the Distributor received the following in distribution fees from the Fund:

Fund	July 14, 2008-December 31, 2008

Wilshire 5000 Indexsm Fund	$127,832

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Fund reimburses PFPC Distributors for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. Amounts spent on behalf of the Qualified Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2008, are set forth below.

	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2008	$0	$1,378	$0	$348	$1,030

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

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Custodian

PNC Global Investment Servicing (“PNC”), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of the Fund. Under the Custodian Services Agreement, PNC maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

Transfer Agent

DST Systems, Inc. (‘DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company's transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”), pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

LA Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the sub-advisory agreement. LA Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors LA Capital’s compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with LA Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

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The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of LA Capital is summarized below.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.  It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans - Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused.  Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis.  Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives.  Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

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PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although LA Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid total brokerage commissions of $273,121, $230,936 and $190,558, respectively.

As of December 31, 2008, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Bank of America	$1,175,000
Goldman Sachs	$635,000
Investment Technology Group	$7,000
Jefferies Group & Co.	$21,000
JP Morgan	$1,894,000
Merrill Lynch	$256,000
Morgan Stanley	$268,000

No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

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The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company's pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Purchases and Redemptions of Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.

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Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information.” For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer’s Contract disclosure statement.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2008 and intends to meet the same qualifications for the fiscal year ended December 31, 2009. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

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As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Hedging Transactions

If an Insurer holds shares of the Fund while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer’s risk of loss in its Fund shares (an “offsetting position”), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Fund shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the Insurer’s ability to claim the corporate dividends received deduction in respect of Fund dividends.

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

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Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

Other Tax Information

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

On December 31, 2008 the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2010	2011	2012	2013	2016
$2,960,522	$3,810,802	$5,509,772	$108,266	$9,722,562

26

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Indexsm Fund and Wilshire Large Cap Core 130/30 Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 Indexsm Fund was named the Dow Jones Wilshire 5000 Indexsm Portfolio. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire 5000 Indexsm Fund:
Wilshire 5000 Indexsm Fund – Investment Class Shares
Wilshire 5000 Indexsm Fund – Institutional Class Shares
Wilshire 5000 Indexsm Fund – Horace Mann Class of Shares
Wilshire 5000 Indexsm Fund – Qualified Class of Shares

Wilshire Large Cap Core 130/30 Fund:
Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

27

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Fund’s financial statements.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2008 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PwC, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

28

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXsm FUND
(formerly known as DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO)

HORACE MANN CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

May 1, 2009

This Statement of Additional Information (“SAI”) provides supplementary information for the Horace Mann Class Shares of the Wilshire 5000 Indexsm Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Horace Mann Class Shares of the Fund dated May 1, 2009 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2008 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-877-720-3701.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	13
INVESTMENT ADVISORY AND OTHER SERVICES	13
CODE OF ETHICS	20
PROXY VOTING POLICY AND PROCEDURES	20
PORTFOLIO TRANSACTIONS	21
NET ASSET VALUE	22
PURCHASE AND REDEMPTION OF SHARES	23
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	24
OTHER INFORMATION	27
FINANCIAL STATEMENTS	28

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Horace Mann Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research (“LA Capital”) serves as the sub-adviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

Horace Mann Class Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. (“Horace Mann”). Horace Mann is a registered broker/dealer with the Financial Industry Regulatory Authority and a wholly-owned subsidiary of the Horace Mann Educators Corporation.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

2

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

3

Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s net asset value (“NAV”), decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

4

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 Indexsm or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

5

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

6

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the sub-advisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the sub-advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the sub-advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

7

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

8

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Lawrence E. Davanzo, 56(2)	Director, President	Since 2005	President, Wilshire Associates Incorporated, October 2007 to Present; Senior Managing Director, Wilshire Associates Incorporated, October 2004 to October 2007; President, Wilshire Variable Insurance Trust, 2005 to Present; Managing Director, Guggenheim Partners, August 2004 to October 2004; Independent Investor, August 2001 to August 2004.	15	Wilshire Associates Incorporated; Wilshire Variable Insurance Trust (9 portfolios)
Non-Interested Directors
Roger A. Formisano, 60	Director	Since 2006	Vice President, University Medical Foundation, 2006 to Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 portfolios)

9

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Theodore J. Beck, 56	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to Present; Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin, 1999 to 2005.	15	Wilshire Variable Insurance Trust (9 portfolios)
Richard A. Holt, 67	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Variable Insurance Trust (9 portfolios)
Suanne K. Luhn, 54	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser), 1990 to 2006.	15	Wilshire Variable Insurance Trust (9 portfolios)
Harriet A. Russell, 67	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 portfolios)
George J. Zock, 58	Director, Chairperson of the Board	Since 2006	Independent consultant; formerly consultant, Horace Mann Service Corporation, 2004 to 2005; Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation, 1997 to 2003.	15	Wilshire Variable Insurance Trust (9 portfolios)
Officers
Helen Thompson, 41	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated, since 2003; Associate Director, First Quadrant, L.P., 2001 to 2003; Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer, 1996 to 2003, First Quadrant Limited.
				N/A	N/A
	Treasurer and Vice President	Since 2008
Victor Zhang, 36	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO Investment Advisory Services, LLC, 2001 to 2006.
				N/A	N/A
Guarav Chopra, 30	Assistant Treasurer	Since 2009	Senior Associate, Wilshire Associates Incorporated, 2008 to Present; Senior Project Manager, IndyMac Bank, 2004 to 2007; and Portfolio Analyst, Hoefer Arnett, Inc., 2003 to 2004.	N/A	N/A

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____________________
(1)
Each Director serves until the next Shareholders’ Meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than the May 1 following his or her 70th birthday.  Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Company's Investment Adviser, Wilshire Associates Incorporated.

Committees

The Board has five standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held four meetings in 2008. The current members of the Audit Committee include Messrs. Formisano (Chairperson), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held five meetings in 2008. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee monitors the investment performance of the Fund and the performance of the Adviser and subadviser. The Investment Committee held four meetings in 2008. The current members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairperson) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan (the “Plan”). The Contract Review Committee held three meetings in 2008. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (Chairperson) and Luhn and Messrs. Beck, Formisano, Holt and Zock.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Fund securities. The Valuation Committee held three meetings in 2008. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell. Messrs. Beck, Formisano, Zock and Ms. Luhn serve as alternates.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2008, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

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Directors Who Are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Suanne K. Luhn	None	$1 – 10,000
Roger A. Formisano	None	$1 – 10,000
Richard A. Holt	None	$50,001 – 100,000
Harriet A. Russell	None	None
George J. Zock	None	$1 – 10,000
Theodore J. Beck	None	None

Director Who Is an “Interested Person” of the Company

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

As of April 1, 2009, the Directors and officers of the Company did not hold in the aggregate, directly or beneficially, more than 1% of the outstanding shares of the Horace Mann Class Shares of the Fund.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2008. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. Through December 31, 2008, the Company and Wilshire Variable Insurance Trust each paid a portion of the CCO’s compensation, and Wilshire paid the remainder of such compensation. Effective January 1, 2009, Wilshire pays all of the CCO's compensation. Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500. Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each Independent Director an annual retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation earned from the Company for the fiscal year ended December 31, 2008 by the Independent Directors.

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Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex *
Theodore J. Beck**	$7,069	N/A	N/A	$16,500
Roger D. Formisano	$14,501	N/A	N/A	$33,000
Richard A. Holt	$14,501	N/A	N/A	$33,000
Suanne K. Luhn***	$10,769	N/A	N/A	$25,333
Harriet A. Russell	$14,501	N/A	N/A	$30,000
George J. Zock	$20,575	N/A	N/A	$46,000
____________________
*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

**	Mr. Beck became an independent director on May 1, 2008.
***	Ms. Luhn became an independent director on February 1, 2008.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Horace Mann Class Shares of the Fund as of March 31, 2009. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Shareholders	Percentage Owned
Harry H. Bearse 42747 Matthew Dr. Sterling Heights, MI 48313-2656	7.25%

Peter G. Yelick 13755 Halleck Dr. Sterling Heights, MI 48313-4235	6.02%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”). LA Capital is the sub-adviser to the Fund pursuant to a sub-advisory agreement between Wilshire and LA Capital dated April 1, 2002, as amended March 29, 2007 (the “Sub-Advisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund. All advisory fees are accrued daily. For the fiscal years ended December 31, 2006, 2007 and 2008 the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets were as follows:

	Advisory Fee Paid	% of Average Net Assets
2006	$168,830	0.10%
2007	$266,337	0.10%
2008	$212,305	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more sub-advisers to manage the Fund or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

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The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreement and Fees

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2006, 2007 and 2008, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Fund and the corresponding percentages of net assets were as follows:

	Sub-Advisory Fee Paid	% of Average Net Assets
2006	$84,415	0.05%
2007	$133,168	0.05%
2008	$106,153	0.02%

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Fund other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in force unless sooner terminated as provided in the Sub-Advisory Agreement, so as long it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

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Portfolio Manager

The following paragraphs provide certain information with respect to the portfolio manager of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with his management of the investments of the Fund, on the one hand, and the investments of other client accounts for which he may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

LA Capital

LA Capital manages the Fund. Thomas D. Stevens, LA Capital’s president, is the primary portfolio manager for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2008:

Thomas D. Stevens
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance - Based Advisory Fee	Total Assets with Performance - Based Advisory Fee (millions)
Registered Investment Companies:	17	$1,162.4	0	$0
Other Pooled Investment Vehicles:	1	$298.2	1	$298.2
Other Accounts:	33	$2,919.6	9	$1,134.5

As of December 31, 2008, LA Capital managed 51 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 21 different benchmarks. Although certain of its accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account will be managed individually, LA Capital will, at any given time, purchase and/or sell the same securities for many accounts. When appropriate, LA Capital will aggregate the same transactions in the same securities.  Clients in an aggregated transaction will receive the same execution price per share, which will reflect an average of prices if the order is executed in multiple trades, and will be charged a pro rata share of the total commission charge. However, where a client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital will allocate the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings.

Since client portfolios have different investment strategies, objectives, restrictions, constraints, startup dates and overlapping benchmark constituents, it is possible that LA Capital may be purchasing or holding a security for one client, and selling the same security for another client. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices.  This is due to the fact that trade "waves" created using the "wave optimization algorithms," are specific to each traded account and use live prices as a primary "wave" creation determinant.  A wave traded for one account at a particular time in the day may have a different profit/loss profile (wave decision variable) than a wave traded for another account at a different time in the day, but the same stock may be traded as part of both waves, resulting in different trade execution prices.

15

In the event that LA Capital manages a proprietary portfolio with holdings and trades that coincide or overlap with a client managed account, it will be the firm's policy to trade the client managed account(s) first and the proprietary account(s) last.  If feasible, and if the impact on liquidity and market impact is determined to be inconsequential, LA Capital may trade client managed accounts in conjunction with proprietary accounts.  Similarly traded names would receive the same execution price per share and will be subject to the procedures outlined above with the respect to "aggregated transactions."

The level of client fees or receivables will never enter the order priority decision making process by LA Capital or its traders.  The sole factor that determines list trading priority is the profit/loss characteristics of the portfolio (client account) trade program.  LA Capital and its traders will strive to capture as much profit as possible, based upon a benchmark that reflects the firm's desire to minimize implementation shortfall.  LA Capital believes this "frictionless" benchmark serves as the most stringent measure of market impact and opportunity cost as the firm applies its investment ideas.

LA Capital's portfolio managers, including Mr. Stevens, are the majority owners of LA Capital and are compensated based on LA Capital's profits rather than on performance of particular accounts. Mr. Stevens' compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital's profits. Mr. Stevens manages 10 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2008, Mr. Stevens did not own shares of any of the Portfolios.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

16

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Administrator.  The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Portfolios Services (“SEI” or “Administrator”), a Delaware statutory trust.  SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor.  SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.  SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company.  The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice.  The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Company pursuant to a Portfolio Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by the Fund to PFPC for the years ended December 31, 2006 and 2007 and the period from January 1, 2008 through July 13, 2008:

Administration and Accounting Fees
2006	$125,991
2007	$195,296
January 1, 2008 - July 13, 2008	$154,079

The following table describes the administration and accounting fees paid by the Fund to SEI for the period July 14, 2008 through December 31, 2008:

Administration and Accounting Fees
July 14, 2008 - December 31, 2008	$71,944

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Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares.  The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.  Prior to July 14, 2008,  PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Company’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement.  The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice.  Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

During the last two fiscal years and the period January 1, 2008 through July 13, 2008, PFPC Distributors, Inc. received the following in distribution fees from the Fund:

Fund	2006

Wilshire 5000 Indexsm Fund	$287,581

Fund	2007

Wilshire 5000 Indexsm Fund	$378,466

Fund	January 1, 2008-July 13, 2008

Wilshire 5000 Indexsm Fund	$167,306

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During the period July 14, 2008 through December 31, 2008, the Distributor received the following in distribution fees from the Fund:

Fund	July 14, 2008-December 31, 2008

Wilshire 5000 Indexsm Fund	$127,832

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class Shares of the Fund reimburses the Distributor for its shareholder services and distribution expenses (the “Distribution Fee”) at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to a Dealer Agreement between the Distributor and Horace Mann Investors, Inc., the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. The Plan may be terminated at any time with respect to the Horace Mann Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. Amounts spent on behalf of the Horace Mann Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2008, are set forth below.

	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2008	$0	$4,625	$0	$937	$3,688

Custodian

PNC Global Investment Servicing (“PNC”), 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as custodian of the assets of the Fund. Under the Custodian Services Agreement, PNC maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custodian Services Agreement.

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Transfer Agent

DST Systems, Inc. (‘DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company's transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”), pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, LA Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

LA Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the sub-advisory agreement. LA Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors LA Capital’s compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with LA Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or LA Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of LA Capital is summarized below.

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LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis' recommendations.

Glass Lewis' general positions on various proposals are as follows:

Director Matters - Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case by case basis. It votes against proposals to impose classified boards and those proposals permitting the removal of directors without cause.

Shareholder Rights - Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.  It typically votes for proposals seeking to grant cumulative voting and evaluates shareholder proposals and proposals that increase the number of authorized shares on a case-by-case basis.

Compensation and Benefits Plans - Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis, however, they believe they are a useful tool when not abused.  Glass Lewis views option exchanges with great skepticism and as a result reviews each on a case-by-case basis.  Glass Lewis typically votes in favor of performance based option requirements, linking executive compensation to the performance of the business, the compensation of non-employee directors, allowing shareholders a non-binding or advisory vote on compensation policies and practices, the grant of options to executives.  Glass Lewis typically votes in opposition of caps on executive stock options, and those proposals seeking to limit executive compensation will be reviewed on a case-by-case basis.

Routine Matters - Glass Lewis generally votes in favor of ratification of auditors and opposes including pension credits as a measure of income used to award performance based compensation.

PORTFOLIO TRANSACTIONS

LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution. LA Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

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Although LA Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid total brokerage commissions of $273,121, $230,936 and $190,568 respectively.

As of December 31, 2008, the Fund held the following securities of its regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Bank of America	$1,175,000
Goldman Sachs	$635,000
Investment Technology Group	$7,000
Jefferies & Co.	$28,000
JPMorgan	$1,894,000
Merrill Lynch	$256,000
Morgan Stanley	$268,000

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

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Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company's pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “How to Purchase Fund Shares” and “How to Sell Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purpose upon the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

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Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information”. For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Horace Mann Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to the Contract disclosure document.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2008 and intends to meet the same qualifications for the fiscal year ended December 31, 2009. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnership, and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

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Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Under the IRC, any distributions designated as being made from net capital gains are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

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Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

Other Tax Information

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states, which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

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Capital Loss Carry Forwards

On December 31, 2008 the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2010	2011	2012	2013	2016
$2,960,522	$3,810,802	$5,509,772	$108,266	$9,722,562

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 Indexsm Fund and Wilshire Large Cap Core 130/30 Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 Indexsm Fund was named the Dow Jones Wilshire 5000 Indexsm Portfolio. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 Indexsm Fund:
Wilshire 5000 Indexsm Fund – Investment Class Shares
Wilshire 5000 Indexsm Fund – Institutional Class Shares
Wilshire 5000 Indexsm Fund – Horace Mann Class of Shares
Wilshire 5000 Indexsm Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core 130/30 Fund:
Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation.

Shares have no preemptive, subscription or conversion rights and are freely transferable.

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Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual reports that include the Fund’s financial statements to all its shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2008 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PwC, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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WILSHIRE MUTUAL FUNDS, INC.
PART C—OTHER INFORMATION

Item 23.		Exhibits:

(a)	(1)
Articles of Incorporation dated July 30, 1992 are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

	(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 3.

	(3)
Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 (“Post-Effective Amendment No. 8”).

	(4)
Articles of Amendment dated May 31, 1996 to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8.

	(5)
Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

	(6)
Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998.

	(7)
Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

	(8)
Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004.

	(9)
Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”) are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

	(10)
Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

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(11)
Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 ("Post-Effective Amendment No. 33").

	(12)	Articles Supplementary dated March 5, 2009 liquidating the Wilshire/MAXAM Diversity Fund is filed herein.

	(13)	Articles of Amendment dated April 28, 2009 amending the name of the Index Fund is filed herein.

(b)	(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Post-Effective Amendment No. 3.

(2)
Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996.

(3)
Amended By-Laws dated February 24, 2005 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on May 1, 2006 (“Post-Effective Amendment No. 27”).

	(4)	Amended By-Laws dated June 20, 2005 are incorporated by reference to Post-Effective Amendment No. 27.

(c)		Not Applicable

(d)	(1)
Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

	(2)	Notice relating to Investment Advisory Agreement adding the 130/30 Fund is incorporated by reference to Post-Effective Amendment No. 32.

(3)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22.

(4)
Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company, LLC dated November 13, 2007 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A which was filed on April 30, 2008 ("Post-Effective Amendment No. 35").

(5)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated December 23, 2004 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A which was filed on February 25, 2005.

	(6)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Payden & Rygel is incorporated by reference to Post-Effective Amendment No. 28.

	(7)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Quest Investment Management, Inc. is incorporated by reference to Post-Effective Amendment No. 28.

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	(8)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Sawgrass Asset Management, L.L.C. is incorporated by reference to Post-Effective Amendment No. 28.

	(9)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. is incorporated by reference to Post-Effective Amendment No. 28.

	(10)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AXA Rosenberg Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 32.

	(11)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thompson, Siegel & Walmsley LLC is incorporated by reference to Post-Effective Amendment No. 32.

	(12)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Twin Capital Management, Inc. is incorporated by reference to Post-Effective Amendment No. 32.

(13)
Form of Amendment to Investment Sub-Advisory Agreements between Wilshire Associates Incorporated and each of Los Angeles Capital Management & Equity Research, Inc., NWQ Investment Management Company, LLC and Pzena Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 28.

	(14)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Twin Capital Management, Inc. dated February 20, 2009 is filed herein.

	(15)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Thompson Siegel & Walmsley LLC dated February 20, 2009 is filed herein.

	(16)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and AXA Rosenberg Investment Management LLC dated February 20, 2009 is filed herein.

(e)	(1)
Distribution Agreement between the Fund and SEI Investments Distribution Co., dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A which was filed on July 1, 2008 ("Post-Effective Amendment No. 42").

(f)		Not Applicable.

(g)	(1)
Custodian Services Agreement between the Fund and PNC Global Investment Servicing (“PNC”), (formerly PFPC Trust Company) dated June 13, 2005 is incorporated by reference to Post-Effective Amendment No. 27.

	(2)	Amendment to Custodian Services Agreement with PNC (formerly PFPC Trust Company) is incorporated by reference to Post-Effective Amendment No. 35.

	(3)	Custody Agreement between Wilshire Mutual Funds, Inc., on behalf of the 130/30 Fund, and Custodial Trust Company is incorporated by reference to Post-Effective Amendment No. 35.

(h)	(1)	Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. dated June 27, 2006 is incorporated by reference to Post-Effective Amendment No. 27.

	(2)	Amendment to Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. is incorporated by reference to Post-Effective Amendment No. 32.

	(3)	Expense Limitation Agreement between Wilshire Mutual Funds, Inc., on behalf of the 130/30 Fund and Wilshire Associates Incorporated, is incorporated by reference to Post-Effective Amendment No. 32.

	(4)	Amendment to Expense Limitation Agreement between Wilshire Mutual Funds, Inc., on behalf of the 130/30 Fund and Wilshire Associates Incorporated is filed herein.

3

	(5)	Administration Agreement with SEI Investments Global Funds Services, dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42.

(i)		Opinion and Consent of Counsel is filed herein.

(j)		Consent of PricewaterhouseCoopers LLP is filed herein.

(k)		Not Applicable.

(l)
Purchase Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A which was filed on November 25, 1998.

(m)	(1)	Amended Service and Distribution Plan under Rule 12b-1, for Investment Class shares is filed herein.

	(2)	Amended Service and Distribution Plan under Rule 12b-1, for Qualified Class shares is filed herein.

	(3)	Amended Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares is filed herein.

(n)		Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated by reference to Post-Effective Amendment No. 16.

(o)		Reserved.

(p)	(1)	Amended Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is filed herein.

	(2)	Amended Code of Ethics of NWQ Investment Management Company, LLC is filed herein.

	(3)	Code of Ethics of Pzena Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 35.

	(4)	Standards of Business Conduct and Code of Ethics of the Fund and Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 35.

(5)	Code of Ethics of Payden & Rygel is incorporated by reference to Post-Effective Amendment No. 28.

(6)	Amended Code of Ethics of Quest Investment Management, Inc. is filed herein.

(7)	Code of Ethics of Sawgrass Asset Management, L.L.C. is incorporated by reference to Post-Effective Amendment No. 28.

(8)	Amended Code of Ethics of Ranger Investment Management, L.P. is filed herein.

(9)	Amended Code of Ethics of Victory Capital Management Inc. is filed herein.

(10)	Amended Code of Ethics of AXA Rosenberg Investment Management LLC is filed herein.

4

(11)	Amended Code of Ethics of Thompson, Siegel & Walmsley LLC is filed herein

(12)	Amended Code of Ethics of Twin Capital Management, Inc. is filed herein

(13)	Powers of Attorney for George J. Zock, Richard A. Holt, Harriet A. Russell and Roger A. Formisano are incorporated by reference Post-Effective Amendment No. 27.

(14)
Power of Attorney for Suanne K. Luhn is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 33”).

(15)
Power of Attorney for Theodore J. Beck is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A which was filed on May 2, 2008 ("Post-Effective Amendment No. 36").

Item 24.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 42.

Item 26.	Business and Other Connections of Investment Adviser

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, Acadian Asset Management LLC, AXA Rosenberg Investment Management LLC, Los Angeles Capital Management and Equity Research, Inc., NWQ Investment Management Company, LLC, Payden & Rygel, Pzena Investment Management, LLC, Quest Investment Management, Inc., Ranger Investment Management, L.P., Sawgrass Asset Management, L.L.C., Systematic Financial Management, L.P., Thompson, Siegel & Walmsley LLC, TWIN Capital Management, Inc. and Victory Capital Management, Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

5

Wilshire Associates Incorporated

NAME AND POSITION WITH WILSHIRE	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WILSHIRE	CAPACITY
Matthew G. Thompson, Chairman of the Board of Managers

Lawrence E. Gibson, Co-CEO, President & Member of the Board

Horace P. Whitworth, Co-CEO, CFO and Member of the Board

Scott Powers, Member of the Board	Old Mutual (US) Holdings Inc. 200 Clarendon Street, 53rd Floor, Boston, MA 02116	CEO

Herbert B. Thomson, Secretary and Member of the Board

Cheryl M. Mounce, Treasurer

A. Gordon Goodykoontz, Chief Compliance Officer

Lori N. Anderson, Sr. Vice President & Director of Operations

Jerry W. Jenkins, Director of Retail & High Net Worth

Acadian Asset Management, Inc.

NAME AND POSITION WITH ACADIAN	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN ACADIAN	CAPACITY
Gary L. Bergstrom, Ph.D. Chairman	—	—

Ronald D. Frashure, CFA President and Co-Chief Investment Officer	—	—

6

NAME AND POSITION WITH ACADIAN	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN ACADIAN	CAPACITY
John R. Chisholm, CFA Executive Vice President and Co-Chief Investment Officer	—	—

Churchill G. Franklin Executive Vice President	—	—

AXA Rosenberg Investment Management LLC

NAME AND POSITION WITH AXA ROSENBERG	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN AXA ROSENBERG	CAPACITY
Stephanie Prunet-sharma, Global Chief Executive Officer	—	—

Agustin Sevilla Ramos, Global Chief Executive Officer	—	—

William E. Ricks, Chief Executive Officer and Chief Investment Officer of North America	—	—

Barr Rosenberg, Chairman	—	—

Kenneth Reid, Group Vice Chairman	—	—

Vincent Ordonneau, Global Chief Financial Officer	—	—

William R. Wiebe, Global Head of Legal and Compliance	—	—

Los Angeles Capital Management and Equity Research, Inc.

NAME AND POSITION WITH LA CAPITAL	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN LA CAPITAL	CAPACITY
Thomas Stevens Director/Chairman/President	—	—

7

NAME AND POSITION WITH LA CAPITAL	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN LA CAPITAL	CAPACITY
Hal Reynolds Director/CIO/Treasurer	—	—

Stuart Matsuda Director/Secretary	—	—

David Borger Director	—	—

Christine Kugler Director	—	—

NWQ Investment Management Company, LLC

NAME AND POSITION WITH NWQ	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN NWQ	CAPACITY
Bosse, Jon D. Co-President, Chief Investment Officer, Managing Director Portfolio Manager/Analyst	—	—

Conlin, John Co-President, Chief Operating Officer	Pope Resources Limited – 19245 Tenth Ave. Poulsbo, WA 98370	Director
	ACME Inc. – 2101 E. 4th St #202A Santa Ana, CA	Director
	University of Michigan – Ann Arbor, MI 48109	Director
	University of Rochester – Rochester, NY 14627	Director
	Megan Furth Academy – 735 Fell St San Francisco, CA 94117	Director
	Victory Park Capital – 222 W Adams St Chicago, IL 60606	Director

Thomas, Phyllis G. Managing Director	—	—

Carne, Michael J. Managing Director	—	—

8

Payden & Rygel

NAME AND POSITION WITH PAYDEN & RYGEL	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PAYDEN & RYGEL	CAPACITY
Joan Payden, President	—	—

Brian Matthews, Managing Principal	—	—

Asha Joshi, Managing Principal	—	—

Christopher Orndorff, Managing Principal	—	—

James Sarni, Managing Principal	—	—

Mary Beth Syal, Managing Principal	—	—

Scott Weiner, Managing Principal	—	—

Edward Garlock, Managing Principal and General Counsel	—	—

Robin Creswell, Managing Principal	—	—

Pzena Investment Management, LLC

NAME AND POSITION WITH PZENA	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PZENA	CAPACITY
Richard S. Pzena Managing Principal, Chief Executive Officer, Co-Chief Investment Officer, and Co-Chief Investment Officer	—	—

John P. Goetz Managing Principal and Co-Chief Investment Officer	—	—

William L. Lipsey Managing Principal and Head of Marketing and Client Services	—	—

9

NAME AND POSITION WITH PZENA	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN PZENA	CAPACITY
A. Rama Krishna Managing Principal and Portfolio Manager	—	—

Keith C. Komar Principal and Chief Administrative Officer	—	—

Joan F. Berger Principal, and General Counsel	—	—

David Kanefsky, Chief Compliance Officer	—	—

Quest Investment Management, Inc.

NAME AND POSITION WITH QUEST	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN QUEST	CAPACITY

Monte L. Johnson, Chairman/Co-CIO/Portfolio Manager	—	—

Cameron M. Johnson, CEO/Portfolio Manager	—	—

Gregory G. Sherwood, President/Co-CIO/Portfolio Manager	—	—

Kevin M. Johnson, Secretary/Treasurer	—	—

Ranger Investment Management, L.P.

NAME AND POSITION WITH RANGER	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESSOTHER THAN RANGER	CAPACITY
W. Conrad Doenges Principal, Portfolio Manager	—	—

Scott Canon Principal, President	—	—

Jason Elliot Principal, Firm Strategist	—	—

10

NAME AND POSITION WITH RANGER	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESSOTHER THAN RANGER	CAPACITY
Jay Thompson Principal, CFO/COO	—	—

Nim Hacker Principal, In-house General Counsel

Sawgrass Asset Management, LLC

NAME AND POSITION WITH SAWGRASS	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN SAWGRASS	CAPACITY
Andrew M. Cantor, CFA Principal, Director of Fixed Income	—	—

Dean McQuiddy, CFA Principal, Director of Equity	—	—

Brian K. Monroe Principal, Director of Sales & Marketing	—	—

Martin E. LaPrade, CFA Partner, Equity Portfolio Manager	—	—

David A. Furfine, CFA Partner, Fixed Income Portfolio Manager	—	—

Patrick A. Riley, CFA Partner, Equity Portfolio Manager	—	—

Janet B. Emmick Partner, Security Trader	—	—

Christopher J. Greco Partner, Institutional Sales & Client Service	—	—

Systematic Financial Management, L.P.

NAME AND POSITION WITH SYSTEMATIC	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN SYSTEMATIC	CAPACITY
Gyanendra (Joe) Joshi President & Chief Executive Officer, Partner	—	—

11

NAME AND POSITION WITH SYSTEMATIC	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN SYSTEMATIC	CAPACITY
Kevin McCreesh, CFA Chief Investment Officer & Portfolio Manager, Partner	—	—

Ronald Mushock, CFA Portfolio Manager, Partner	—	—

Kenneth Burgess, CFA Portfolio Manager, Partner	—	—

Greg Wood Head Trader, Partner	—	—

Karen Kohler Chief Operating Officer & Chief Compliance Officer	—	—

Thompson, Siegel & Walmsley LLC

NAME AND POSITION WITH TS&W	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN TS&W	CAPACITY
Matthew G. Thompson, Chairman of the Board of Managers	—	—

Scott Powers, Member of the Board of Managers	Old Mutual (US) Holdings Inc.	CEO

Lawrence E. Gibson, President	—	—

Horace B. Whitworth, Vice President	—	—

H.B. Thompson, Secretary	—	—

Cheryl M. Mounce, Treasurer	—	—

A. Gordon Goodykoontz, Chief Compliance Officer	—	—

TWIN Capital Management, Inc.

NAME AND POSITION WITH TWIN	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN TWIN	CAPACITY
Geoffrey Gerber, President and Secretary	—	—

Christopher Erfort, Senior Vice President	—	—

James Hough, Senior Vice President	—	—

12

Victory Capital Management Inc.

NAME AND POSITION VICTORY	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN VICTORY	CAPACITY
David C. Brown, Chief Operating Officer and Senior Managing Director	—	—

Kenneth F. Fox, Chief Compliance Officer	—	—

Gregory N. River, Head of Equities and Senior Managing Director	—	—

Craig Ruch, Head of Fixed Income and Managing Director	—	—

Mark H. Summers, Chief Administrative Officer and Senior Managing Director	—	—

Robert L. Wagner, President and Chief Executive Officer	—	—

Richard G. Zeiger, Secretary and Senior Vice President	—	—

Lawrence G. Babin, Chief Investment Officer Diversified Equity and Senior Managing Director	—	—

Leslie Globits, Chief Investment Officer Mid Cap and Managing Director	—	—

13

NAME AND POSITION VICTORY	NAME AND ADDRESS OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN VICTORY	CAPACITY
Richard A. Janus, Chief Investment Officer, Convertible Securities and Senior Managing Director	—	—

Cynthia G. Koury, Chief Investment Officer Balanced Strategy Products and Senior Mangling Director	—	—

Margaret Lindsay, Chief Investment Officer International Equities and Senior Managing Director	—	—

Erick F. Maronak, Chief Investment Officer Large Cap Growth and Senior Managing Director	—	—

Gary H. Miller, Chief Investment Officer Small Cap and Managing Director	—	—

Arvind K. Sachdeva, Chief Investment Officer Large Cap and Deep Value and Senior Managing Director	—	—

Lisa Seballos, Chief Financial Officer	—	—

Item 27.	Principal Underwriter

(a)
SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority . In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 19, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998

14

CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
Forward Accessor Funds	March 1, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 4, 2008

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Distributor	Positions with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin Barr	President & Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
John C. Munch	General Counsel & Secretary	None
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John Coary	Vice President & Assistant Secretary	None
John Cronin	Vice President	None
Robert Silvestri	Vice President	None

(c)	Not Applicable

Item 28.	Location of Accounts and Records

1.	SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(records relating to its function as fund accountant and administrator)

2.	DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105
(records relating to its functions as transfer agent)

15

3.	SEI Investment Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(records relating to its functions as distributor)

4.	PNC Global Investment Servicing
8800 Tinicum Boulevard
4th Floor
Philadelphia, PA 19153
(records relating to its function as custodian for all Funds except 130/30 Fund)

5.	Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
(records relating to its function as custodian to 130/30 Fund)

6.	Wilshire Associates Incorporated
1299 Ocean Avenue
Suite 700
Santa Monica, CA 90401
(records relating to its function as investment adviser)

7.	Los Angeles Capital Management & Equity Research, Inc.
11150 Santa Monica Blvd.
Suite 200
Los Angeles, CA 90025
(records relating to its function as investment sub-adviser)

8.	NWQ Investment Management Company, LLC
2049 Century Park East
4th Floor
Los Angeles, California 90067
(records relating to its function as investment sub-adviser)

9.	Pzena Investment Management, LLC
120 West 45th Street
34th Floor
New York, New York 10036
(records relating to its function as investment sub-adviser)

10.	Payden & Rygel
333 S. Grand Avenue
Los Angeles, California 90071
(records relating to its function as investment sub-adviser)

11.	Quest Investment Management, Inc.
1 SW Columbia Street, Suite 1100
Portland, Oregon 97258
(records relating to its function as investment sub-adviser)

12.	Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville Beach, Florida 32250
(records relating to its function as investment sub-adviser)

16

13.	Victory Capital Management Inc.
127 Public Square
Cleveland, Ohio 44114
(records relating to its function as investment sub-adviser)

14.	AXA Rosenberg Investment Management LLC
4 Orinda Way – Building E
Orinda, CA 94563
(records relating to its function as investment sub-adviser)

15.	Thompson, Siegel & Walmsley LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230
(records relating to its function as investment sub-adviser)

16.	TWIN Capital Management, Inc.
3244 Washington Road, Suite 202
McMurray, PA 15317
(records relating to its function as investment sub-adviser)

17.	Acadian Asset Management, Inc.
One Post Office Square, 20th Floor
Boston, MA 02109
(records relating to its function as investment sub-adviser)

18.	Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201
(records relating to its function as investment sub-adviser)

19.	Systematic Financial Management, L.P.
300 Frank W. Burr Boulevard
Glenpointe East 7th Floor
Teaneck, NJ 07666
(records relating to its function as investment sub-adviser)

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

17

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 44 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 30th day of April, 2009.

WILSHIRE MUTUAL FUNDS, INC.

BY:	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Lawrence E. Davanzo	Director and President	April 30, 2009
Lawrence E. Davanzo	(Principal Executive Officer)

Roger A. Formisano*	Director	April 30, 2009
Roger A. Formisano

Theodore J. Beck*	Director	April 30, 2009
Theodore Beck

Richard A. Holt*	Director	April 30, 2009
Richard A. Holt

Suanne K. Luhn*	Director	April 30, 2009
Suanne K. Luhn

Harriet A. Russell*	Director	April 30, 2009
Harriett A. Russell

George J. Zock*	Director, Chairman	April 30, 2009
George J. Zock	of the Board

/s/ Helen W. Thompson	Treasurer and	April 30, 2009
Helen W. Thompson	Vice President

Signatures	Title	Date

*By: /s/ Lawrence E. Davanzo		April 30, 2009

As Attorney-in-Fact and Agent pursuant to powers of attorney filed with the Registrant’s Post-Effective Amendment No. 27, Post-Effective Amendment No. 33 and Post-Effective Amendment No. 36.

18

EXHIBIT INDEX

Item	Exhibit
(a)(12)	Articles Supplementary liquidating the Wilshire/MAXAM Diversity Fund dated March 5, 2009.

(a)(13)	Articles of Amendment renaming the Index Fund dated April 28, 2009.

(d)(14)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Twin Capital Management, Inc. dated February 20, 2009.

(d)(15)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and Thompson Siegel & Walmsley LLC dated February 20, 2009.

(d)(16)	Form of Amendment to Sub-Advisory Agreement between Wilshire Associates Incorporated and AXA Rosenberg Investment Management LLC dated February 20, 2009.

(h)(4)	Amendment to Expense Limitation Agreement between Wilshire Mutual Funds, Inc., on behalf of the 130/30 Fund and Wilshire Associates Incorporated.

(i)	Opinion and Consent of Counsel.

(j)	Consent of PricewaterhouseCoopers LLP.

(m)(1)	Amended Service and Distribution Plan under Rule 12b-1, for Investment Class shares.

(m) (2)	Amended Service and Distribution Plan under Rule 12b-1, for Qualified Class shares.

(m) (3)	Amended Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares.

(p)(1)	Amended Code of Ethics of Los Angeles Capital Management & Equity Research Inc.

(p)(2)	Amended Code of Ethics of NWQ Investment Management Company, LLC.

(p)(6)	Amended Code of Ethics of Quest Investment Management, Inc.

(p)(8)	Amended Code of Ethics of Ranger Investment Management, L.P.

(p)(9)	Amended Code of Ethics of Victory Capital Management Inc.

(p)(10)	Amended Code of Ethics of AXA Rosenberg Investment Management LLC.

(p)(11)	Amended Code of Ethics of Thompson, Siegel & Walmsley LLC.

(p)(12)	Amended Code of Ethics of Twin Capital Management, Inc.

19